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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5550

The Alger Portfolios
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

ITEM 1.  REPORTS TO STOCKHOLDERS.

A pooled funding vehicle for:
• variable annuity contracts • variable life insurance policies • qualified pension plans • qualified retirement plans

The Alger Portfolios

ANNUAL REPORT

December 31, 2014

Table of Contents

THE ALGER PORTFOLIOS

Shareholders’ Letter (Unaudited)	2

Fund Highlights (Unaudited)	13

Portfolio Summary (Unaudited)	20

Schedules of Investments	21

Statements of Assets and Liabilities	64

Statements of Operations	72

Statements of Changes in Net Assets	76

Financial Highlights	83

Notes to Financial Statements	93

Report of Independent Registered Public Accounting Firm	123

Additional Information (Unaudited)	124

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Shareholders’ Letter	December 31, 2014

Dear Shareholders,

Earnings Growth Drives Equity Gains

Investors who downplay the powerful impact of corporate earnings on equities would be well served to analyze capital markets during the 12-month reporting period ended December 31. Indeed, concerns over equity valuations, global economic growth, geopolitical turmoil, and monetary policy drove considerable market volatility during the period. Yet strong corporate earnings and to a lesser extent U.S. economic growth later in the period supported investor sentiment, resulting in the S&P 500 index generating a 13.69% return and reaching an all-time high of 2,090.57 on December 29. Concerns about weakening global economic growth, meanwhile, resulted in foreign securities trailing the S&P 500. For the reporting period, the MSCI ACWI ex USA Index declined 3.43% and the MSCI Emerging Markets Index declined 1.82%.

Growth Scare Creates Buying Opportunity

The reporting period started with the S&P 500 having a forward price-to-earnings capitalization-weighted ratio of 15.42 compared to a 20-year average of 16.81. At Alger, we maintained that the ratio was reasonable considering corporations’ potential to grow earnings as the U.S. economy was expanding. We also held to our belief that the valuations were reasonable from a historical perspective. Yet some investors and various pundits maintained that uneven economic growth would fail to support valuations. Those fears escalated when severe winter weather appeared to dampen gains in job creation and other economic indicators. By mid-February 2014, skittish investors sparked a “growth scare” or the selloff of high-growth stocks that were trading at high valuations. To illustrate the magnitude of this reaction, we noted that the NYSE Arca Biotechnology Index, which consists of high-growth biotech companies, and the NASDAQ Internet Index, which consists of high-growth Internet companies, both declined substantially. The NYSE Arca Biotechnology Index dropped 19.64% from February 25 to April 14 and the NASDAQ Internet Index declined 20.42% from March 6 to May 8. At the same time, investors flocked to defensive names such as Wal-Mart Stores, Inc. and “old” technology names such as Microsoft Corp. and International Business Machines Corp.

At that time, we urged investors to use the selloff as a buying opportunity, which we believe was a timely call.(1) From its April 14, 2014, low to the end of the reporting period, the NYSE Arca Biotechnology Index generated a 45.25% return compared to the 12.47% return of the S&P 500. Similarly, the NASDAQ Internet Index generated a 13.98% return from its May 8, 2014, low to the end of the reporting period compared to the 9.77% return of the S&P 500. In making the call, we reasoned that investors would eventually return their focus to the potential for high-growth companies to rapidly increase their earnings.

Even with the bounce-back in stock prices, we maintain that valuations are still reasonable among leading high-growth companies, especially when considering that many companies have strong potential for expanding their earnings.

(1) See Alger Market Insight, “Fear of Growth Stocks Creates Buying Opportunities,” April 2014.

In the biotech industry, for example, many companies have potential to benefit from robust product development pipelines and increasing Food and Drug Administration (FDA) approvals. The increase in successful late-stage clinical trials and FDA approvals over the past three years, furthermore, points to an improvement in research and development productivity for the industry. The quality of products being developed has also improved as illustrated by the creation of new drugs that target rare diseases that have had limited treatment options. In addition, some new drugs are major advancements in treating life threatening diseases. As of the end of the reporting period, the large-cap biotech group was trading at 17 times 2016 expected earnings versus the 10-year average of 21. The average three-year per share revenue growth for the group is estimated to be 12% and the average three-year per share earnings growth is estimated to be 15%.

Falling Oil Prices Drive Volatility

Moderating demand for oil and an oil supply glut caused the commodity’s price to drop approximately 46% during the year, which drove market volatility. Investors feared that declining oil prices would adversely impact energy companies’ earnings and revenues and that the adverse impact on profits could spill over to other industries. At the same time, however, we believe lower energy costs, including sharp declines in gasoline prices, will support the economy by improving consumers’ spending power and by cutting operating costs for U.S. businesses.

Global Economic Concerns

During the reporting period, investors also struggled with fears that weakening economic growth in China and disappointing results in Europe would curtail corporations’ revenues abroad and hinder U.S. exports. In the second half of October, the People’s Bank of China (PBOC) responded to concerns over moderating growth by cutting lending and deposit rates. We believe China’s growth will eventually reach a sustainable rate, yet many investors have been concerned about the country’s economy. Even with moderating economic growth, we believe the country’s expansion is still occurring at a substantial rate with GDP growing 7.7% in 2013 and the PBOC estimating that 2014 GDP grew 7.4%. We note that the moderation is helping to curtail global inflation as the country’s demand for commodities softens.

Economic growth remained weak in the eurozone with growing concerns over rapidly dropping oil prices, the decline of the Russian ruble, and economic sanctions against Russia stemming from the country’s annexation of the Crimea region of Ukraine. Despite those concerns, we are encouraged to observe that the decline in the euro is making European exports more competitive. In addition, the European Central Bank (ECB) is continuing with accommodative policies that are supporting economic growth. In September, the ECB cut the rate that it charges banks for short-term loans to 0.05% from 0.15%. The 0.15% rate reflected a June rate cut.The ECB also increased the fee that it charges banks to store money to 0.2% from a 0.1% rate that it implemented in June. Shortly after announcing the September rate changes, ECB President Mario Draghi said the bank will implement unconventional monetary policy by purchasing securitized debt and covered bonds to help ease the flow of bank funding within the region. In addition to the ECB’s plans for quantitative easing, we believe eurozone countries need to implement structural reforms, including changes in labor policies, business regulations, and taxation, to promote growth.

Yet we continue to find attractive investment opportunities with our bottom-up, research-driven investment strategy.

Geopolitical Turmoil Rattles Investors

Russia’s annexation of Crimea also generated concerns. The Russian actions provoked strong criticism from the U.S. and the European Union. Russia quickly became subjected to targeted economic sanctions which sparked fears that the country’s economy may weaken further. The actions also sparked fears that Russia would retaliate by curtailing its exports of gas to Europe, which receives more than 30% of its gas from the country. Tensions escalated in July when a Malaysia Airlines jet was shot down in eastern Ukraine. At times, U.S equities retreated in response to Russia increasing its troops along the Ukraine border, and at other times equities rallied when the conflict appeared to be moderating. The conflict continues to simmer with ongoing tension between Ukrainians who want the country to become part of Russia and others who want the country to remain independent.

Also during the reporting period, terrorist organization ISIS, or the Islamic State, launched an insurgency in Iraq, which sparked fears that oil production in the country could be disrupted. With investors already fearful that Russia may curtail its oil and gas exports in response to sanctions, the ISIS actions escalated concerns over the world’s energy supply. The U.S. responded by forming an international coalition that has been launching airstrikes against ISIS. As the reporting period wound down, ISIS remained a considerable threat to political stability. At the same time, however, concerns over energy security have weakened as global oil production has continued to expand, creating a supply glut.

U.S. Monetary Policy and Economic Growth

During the reporting period, the U.S. Federal Reserve stuck with its proposed October timeframe for ending asset purchases or quantitative easing. Investors, meanwhile, began to anticipate when the central bank will start to raise interest rates from record low levels as economic growth continued. Many observers have speculated that the change will occur next year. Favorable economic news, however, occasionally caused investors to sell equities in response to fears that that the Federal Reserve may raise rates sooner than anticipated. At times, those fears were alleviated by Federal Reserve officials emphasizing that the central bank remains committed to its accommodative policy for the foreseeable future. Throughout the reporting period, we remained unconcerned about the potential for rate increases. Market interest rates remain extremely low and the economy has considerable capacity for growth.

Corporate Earnings Support Equity Markets

Broadly speaking, expectations for continuing fiscal stimulus and economic expansion supported investor sentiment. More importantly, strong corporate earnings also drove equity performance and helped reverse a considerable market decline late in the reporting period. After reaching a peak on September 19, the S&P declined 9.83% as investors grew weary of weakening global economic growth and geopolitical turmoil. The downward spiral quickly reversed in mid-October, however, as corporate America started releasing strong earnings reports and the S&P 500 went on to set a new closing high on December 29. Noteworthy market movers included Caterpillar Inc. and 3M Company, both of which reported stronger-than-expected third-quarter results and raised their guidance for the remainder of 2014. Comcast Corp. and General Motors Co. also supported investor sentiment with per-share earnings that beat expectations. They were not isolated examples with third-quarter earnings for the S&P 500 climbing 8% compared to a 4.5% growth rate that analysts had expected, according to FactSet. Earlier in the reporting period, investor sentiment was supported by second-quarter S&P 500 earnings growing 6% and revenues growing 4.9%. Corporations were also able to grow earnings 3% and revenues 3.4% during the first quarter despite a decline in GDP for the time period.

Portfolio Management

Rather than quickly responding to market volatility and the frequently changing whims of investors, we continued to follow our disciplined and research-driven investment strategy that seeks companies with strong potential to grow earnings. We continued to seek leading companies with compelling products and services that have potential to benefit from large and quickly evolving trends, such as the growing use of Internet-connected devices, increasing advertising on the web, cloud computing, and medical breakthroughs. We maintain that such companies offer attractive potential for long-term performance because equity prices are typically driven by corporate earnings. We also held to our view that the U.S. economy is stronger than commonly believed.

Going Forward

We continue to believe that equities have potential for generating substantial gains in the foreseeable future as a growing economy provides fertile ground for businesses to grow their earnings. An expanding labor force is strengthening the U.S. consumer, which should help corporations grow revenues and earnings. At the same time, consumers are getting relief from pain at the gasoline pump with the average U.S. price of automobile fuel dropping from approximately $3.26 per gallon in December of 2013 to $2.22 as of the end of the reporting period. Low energy costs resulting from an ongoing U.S. renaissance in oil and gas production, meanwhile, are helping to provide a favorable business environment.

Strong corporate fundamentals should also support equity gains as corporations continue to return capital to shareholders in the form of dividends and stock buybacks. According to Standard & Poor’s, dividend payments among companies monitored by the organization increased 14.3% in 2014. Stock buybacks have also increased. For the 12-month period ended September 30, 2014, S&P 500 companies repurchased $567.2 billion in stocks, which was a 27% year-over-year increase, according to FactSet.

The health of corporations is also illustrated by strong balance sheets. As of the end of the third quarter, S&P 500 non-financial companies held $1.37 trillion in cash and marketable securities, according to FactSet. In another indication of strong fundamentals, large capitalization companies excluding financials and utilities had a free-cash flow yield of 4.36% at the end of December while the average from November of 1952 through the end of the reporting period was only 3.67% according to Empirical Research Partners.

Portfolio Matters

Alger Capital Appreciation Portfolio

The Alger Capital Appreciation Portfolio returned 13.75% for the fiscal 12-month period ended December 31, 2014, compared to the 13.05% return of its benchmark, the Russell 1000 Growth Index.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Health Care and the largest sector underweight was Consumer Staples. Relative outperformance in Information Technology and Health Care sectors was the most important contributor to performance, while Consumer Discretionary and Industrials detracted from results.

Among the most important relative contributors were NXP Semiconductors NV; HCA Holdings, Inc.; Actavis PLC.; Facebook, Inc., Cl. A; and CVS Caremark Corp. Performance of Facebook shares benefited from the company rapidly growing its advertising revenues by targeting users who access the social media website with mobile devices such as smart phones and tablets.

Conversely, detracting from overall results on a relative basis were Microsoft Corp.; SoftBank Corp.; Amazon.com, Inc.; Cimpress NV; and General Motors Co. Prior to the start of the reporting period, online retailer Amazon.com had grown its revenues and earnings at a rate that is hard to sustain. Early in the reporting period, the company announced decelerating revenue growth and earnings that fell below expectations. In addition, Amazon increased fees for its Prime membership program, which stoked fears that the company may suffer from membership churning.

Alger Large Cap Growth Portfolio

The Alger Large Cap Growth Portfolio returned 10.99% for the fiscal 12-month period ended December 31, 2014, compared to the 13.05% return of its benchmark, the Russell 1000 Growth Index.

During the period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Information Technology and the largest sector underweight was Consumer Staples. Information Technology and Health Care sectors provided the largest contributions to relative performance, while Consumer Discretionary and Consumer Staples were among sectors that detracted from results.

Among the most important relative contributors were HCA Holdings, Inc.; Facebook, Inc., Cl. A; Micron Technology, Inc.; NXP Semiconductors NV; and Jones Lang LaSalle, Inc. Performance of Facebook shares was driven by reasons described in the Alger Capital Appreciation Portfolio discussion.

Conversely, detracting from overall results on a relative basis were Amazon.com, Inc.; Quiksilver, Inc.; Amgen, Inc.; Microsoft Corp.; and Stratasys Ltd. Performance of Amazon. com shares weakened early in the reporting period due to reasons identified in the Alger Capital Appreciation Portfolio discussion.

Alger Mid Cap Growth Portfolio

The Alger Mid Cap Growth Portfolio returned 8.01% for the fiscal 12-month period ended December 31, 2014, compared to the 11.90% return of its benchmark, the Russell Midcap Growth Index.

During the period, the largest sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Information Technology and the largest sector underweight was Consumer Staples. Relative outperformance in the Information Technology and Materials sectors was the most important contributor to performance, while Energy and Consumer Discretionary detracted from results.

Among the most important relative contributors were Royal Caribbean Cruises Ltd.; NXP Semiconductors NV; Micron Technology, Inc.; and Lam Research Corp. Shares of Avago Technologies Ltd. also contributed to performance. The company designs, develops, and supplies a broad range of analog semiconductor devices and has exposure to quickly growing markets, including mobile cellular. Among cell phone users, dropped calls can occur when wireless signals are close in frequencies. Avago’s proprietary FBAR filters decrease the occurrence of dropped calls and can help provide power savings. Strong end-market growth resulted in improved investor sentiment for Avago shares.

Conversely, detracting from overall results on a relative basis were Nabors Industries Ltd.; Parsley Energy, Inc., Cl. A; Northern Oil and Gas, Inc.; and Rosetta Resources, Inc. Shares of Whiting Petroleum Corp. also detracted from results. Whiting is an oil and natural gas exploration and production company based in Denver that is involved with the acquisition, development, and exploration of oil and gas reserves. Investors sold shares of Whiting during the fourth quarter of 2014 in anticipation that the sharp decline in oil prices during the second half of the year would result in negative earnings revisions and lower growth of the company’s assets.

During the reporting period, the Fund purchased options to hedge risk associated with sectors and individual positions. It also wrote options to generate incremental income. The net results of purchasing and writing options had a positive impact on performance.

Alger SMid Cap Growth Portfolio

The Alger SMid Cap Growth Portfolio returned 4.90% for the fiscal 12-month period ended December 31, 2014, compared to the 7.05% return of its benchmark, the Russell 2500 Growth Index.

During the period, the largest sector weightings were Information Technology and Industrials. The largest sector overweight was Industrials and the largest sector underweight was Consumer Discretionary. Relative outperformance in the Information Technology and Financials sectors was the most important contributor to performance, while Consumer Discretionary and Materials detracted from results.

Among the most important relative contributors were RF Micro Devices, Inc.; Molina Healthcare, Inc.; Jones Lang LaSalle, Inc.; and Lam Research Corp. Shares of Intercept Pharmaceuticals, Inc. also contributed to results. Intercept is a biotechnology company that is developing treatments for a variety of liver disorders. Early in the fourth quarter, it announced favorable data from a trial of its treatment for non-alcoholic steatohepatitis, which is a major type of liver cirrhosis in the U.S.

Conversely, detracting from overall results on a relative basis were Whiting Petroleum Corp.; Northern Oil and Gas, Inc.; Endologix, Inc.; Nabors Industries Ltd.; and Salix Pharmaceuticals Ltd. Performance of Whiting Petroleum shares weakened during the reporting period due to reasons identified in the Alger Mid Cap Growth Portfolio discussion.

Alger Small Cap Growth Portfolio

The Alger Small Cap Growth Portfolio returned 0.44% for the fiscal 12-month period ended December 31, 2014, compared to the 5.60% return of its benchmark, the Russell 2000 Growth Index.

During the period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Materials and the largest sector underweight was Consumer Staples. Materials and Consumer Staples sectors contributed to relative performance while Industrials and Information Technology were among sectors that detracted from results.

Among the most important relative contributors were Intercept Pharmaceuticals, Inc.; Bluebird Bio, Inc.; RF Micro Devices, Inc.; Molina Healthcare, Inc.; and Trulia, Inc. Performance of shares of Intercept Pharmaceuticals benefited from developments described in the Alger SMid Cap Growth Portfolio discussion.

Conversely, detracting from overall results on a relative basis were ExOne Co.; Nexstar Broadcasting Group, Inc., Cl. A; InterMune, Inc.; and Cumulus Media, Inc., Cl. A. Shares of Rosetta Resources, Inc. also detracted from results. Rosetta is an independent oil and gas company with operations in Texas. Expectations that a significant decline in oil prices during the reporting period could cause the company to curtail its production expansion plans caused investors to sell Rosetta shares during the fourth quarter of 2014.

Alger Growth & Income Portfolio

The Alger Growth & Income Portfolio returned 12.52% for the fiscal 12-month period ended December 31, 2014, compared to the 13.69% return of its benchmark, the S&P 500 Index. It generated a 30-day SEC Yield of 1.71% compared to the 2.01% yield of its benchmark.

During the period, the largest sector weightings were Information Technology and Financials. The largest sector overweight was Consumer Staples and the largest sector underweight was Utilities. Relative outperformance in the Consumer Discretionary and Consumer Staples sectors was the most important contributor to performance, while Health Care and Utilities detracted from results.

Among the most important relative contributors were Apple, Inc.; Avago Technologies Ltd.; CSX Corp.; Altria Group, Inc.; and Royal Caribbean Cruises Ltd. Performance of Apple shares was supported early in the year by expectations that the company’s new versions of its popular iPhone would generate strong sales. Impressive sales of new products later in the year provided additional support for Apple stock.

Conversely, detracting from overall results on a relative basis were Copa Holdings SA, Cl. A; Facebook, Inc., Cl. A; Apollo Global Management LLC, Cl. A; and Las Vegas Sands Corp. Shares of Gilead Sciences, Inc. also detracted from results. The company provides treatments for infectious, cardiovascular, and pulmonary diseases. Gilead shares declined toward the later part of the reporting period as Express Scripts, Inc., which is the world’s largest pharmacy benefits manager, decided to back a competitor’s hepatitis C drug rather than Gilead’s Sovaldi and Harvoni products, primarily because of lower pricing.

Alger Balanced Portfolio

The Alger Balanced Portfolio returned 9.43% for the fiscal 12-month period ended December 31, 2014. The equity portion of the Portfolio outperformed the 13.05% return of the Russell 1000 Growth Index, and the fixed-income portion trailed the 6.01% return of the Barclays Capital U.S. Government/Credit Bond Index.

Regarding the equity portion of the Portfolio, the largest sector weightings were Information Technology and Financials. The largest sector overweight was Financials and the largest sector underweight was Information Technology. Relative outperformance in the Financials and Consumer Discretionary sectors was the most important contributor to performance, while Health Care and Industrials were among sectors that detracted from results.

Among the most important relative contributors were Intel Corp.; Wells Fargo & Company; CSX Corp.; and General Dynamics Corp. Shares of CVS Health Corp. also performed strongly and contributed to results. During the fourth quarter, CVS announced that it had generated strong earnings. The company is a pharmacy benefits manager and an operator of pharmacies and retail stores. In discussing its results, CVS management said prescription sales increased, which was a result, in part, of the Affordable Care Act expanding the number of Americans with medical insurance.

Conversely, detracting from overall results on a relative basis were Facebook, Inc., Cl. A; Gilead Sciences, Inc.; Copa Holdings SA, Cl. A; Apollo Global Management LLC, Cl. A; and Exxon Mobil Corporation. Share performance of Gilead Sciences weakened late in the reporting period in response to developments described in the Alger Growth & Income Portfolio.

Regarding the fixed-income portion of the Portfolio, as of December 31, 2014, 96.5% was in corporate securities and 3.5% was in U.S. Treasuries. During the year, the number of securities held was reduced from 18 to16. For calendar year 2014, investment grade corporate credit posted a positive total return of 7.51%, more than recovering the 1.46% loss of 2013, but marginally underperforming on a duration neutral basis as compared to the prior year. Furthermore, while investment grade corporates had the highest total return among fixed-income alternatives over the course of the year, the category generated the lowest excess return due to its exposure to the Industrial subsector, which was the most impacted by recent oil price volatility and geopolitical tensions. Last year, investment grade corporate performance was a tale of two halves as spreads tightened 19 basis points over the first half of the year, only to widen 42 basis points in the second half of the year commensurate with the fall in oil prices. The bond market ended a stellar 2014 on a very positive tone. Looking ahead, we expect spreads to widen 10 basis points throughout 2015, resulting in a total return of 2.50%. For 2014, BofA Merrill Lynch U.S. Treasury Master Index generated a total return of 6.02%. While it will be extremely difficult for bonds to replicate their exceptional performance this year, we do not anticipate a bear market in fixed income. Low single-digit total returns should be the norm across major investment grade sectors.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your continued confidence in Alger.

Sincerely,

/s/ Daniel C. Chung, CFA
Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.

The following positions represented the noted percentages of Alger assets under management as of December 31, 2014: Express Scripts Holding Company, 1.30%; Caterpillar, Inc., 0.00%; 3M Company, 0.00%; Comcast Corp., 1.18%; General Motors Co., 0.01%; Wal-Mart Stores, Inc., 0.01%; Microsoft Corp., 1.97%; International Business Machines Corp., 0.00%; Empirical Research Partners, 0.00%; Malaysian Airline System, 0.00%; and FactSet, 0.00%.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

SEC Yield is computed under the SEC standardized formula applicable to the accrual of dividends.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Portfolios. This report is not authorized for distribution to prospective investors in the Portfolios unless proceeded or accompanied by an effective prospectus for the Portfolios. The Portfolios’ returns represent the fiscal 12-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolios’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a Portfolio. Please refer to the Schedule of Investments for each Portfolio which is included in this report for a complete list of Portfolio holdings as of December 31, 2014. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Portfolios during the 12-month fiscal period.

A Word about Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Portfolios that invest in fixed-income securities, such as the Alger Balanced Portfolio, are subject to the fixed-income securities’ sensitivity to interest rate movements; their market values tend to fall when interest rates rise and to rise when interest rates fall. They are also subject to the risk of a decline in the value of the Portfolios’ securities in the event of an issuer’s falling credit rating or actual default. Portfolios that participate in leveraging, such as Alger Capital Appreciation and Alger SMid Cap, are subject to the risk that the cost of borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, Portfolio net asset values can decrease more quickly than if a Portfolio had not borrowed. For a more detailed discussion of the risks associated with a Portfolio, please see the Portfolio’s Prospectus.

Before investing, carefully consider the Fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about The Alger Portfolios, call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•                                The S&P 500 index is an unmanaged index generally representative of the U.S. stock market without regard to company size.

•                                The MSCI ACWI ex USA Index is a market capitalization-weighted index designed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets, but excluding the United States.

•                                The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•                                The NYSE Arca Biotechnology Index is an equal dollar-weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services.

•                                The NASDAQ Internet Index is a modified market capitalization-weighted index designed to track the performance of the largest and most liquid U.S.-listed companies engaged in Internet-related businesses that are listed on the NASDAQ Stock Market, the New York Stock Exchange (NYSE) or NYSE Amex.

•                                Empirical Research Partners is a broker-dealer that provides research on a range of topics of interest to institutional investors.

•                                The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                                The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

•                                The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

•                                The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

•                                The Barclays Capital U.S. Government/Credit Bond Index is an index designed to track performance of government and corporate bonds.

•                                FactSet provides computer-based financial data and analysis for financial professionals, including investment managers, hedge funds and investment bankers.

•                                The BofA Merrill Lynch U.S. Treasury Master Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market securities.

ALGER CAPITAL APPRECIATION PORTFOLIO

Fund Highlights Through December 31, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Capital Appreciation Portfolio Class I-2 shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2014. Figures for the Alger Capital Appreciation Portfolio Class I-2 shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for Alger Capital Appreciation Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 12/31/14

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	1/25/1995
Class I-2 (Inception 1/25/95)	13.75%	15.64%	12.07%	13.51%
Class S (Inception 5/1/02)(i)	13.45%	15.27%	11.75%	13.23%
Russell 1000 Growth Index	13.05%	15.81%	8.49%	9.02%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i)                         Since inception returns are calculated from Class I-2 inception date. Class S shares returns prior to their commencement of operations are those of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER LARGE CAP GROWTH PORTFOLIO

Fund Highlights Through December 31, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Large Cap Growth Portfolio Class I-2 shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2014. Figures for the Alger Large Cap Growth Portfolio Class I-2 shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Large Cap Growth Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 12/31/14

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	1/6/1989
Class I-2 (Inception 1/6/89)	10.99%	13.23%	7.65%	10.88%
Class S (Inception 5/1/02)(i)	10.56%	12.77%	7.29%	10.59%
Russell 1000 Growth Index	13.05%	15.81%	8.49%	10.02%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i)                         Since inception returns are calculated from Class I-2 inception date. Class S shares returns prior to their commencement of operations are those of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER MID CAP GROWTH PORTFOLIO

Fund Highlights Through December 31, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap Growth Portfolio Class I-2 shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2014. Figures for the Alger Mid Cap Growth Portfolio Class I-2 shares and the Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 12/31/14

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	5/3/1993
Class I-2 (Inception 5/3/93)	8.01%	13.30%	6.50%	11.13%
Class S (Inception 5/1/02)(i)	7.58%	12.86%	6.16%	10.85%
Russell Midcap Growth Index	11.90%	16.94%	9.43%	10.09%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i)                         Since inception returns are calculated from Class I-2 inception date. Class S shares returns prior to their commencement of operations are those of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER SMID CAP GROWTH PORTFOLIO

Fund Highlights Through December 31, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger SMid Cap Growth Portfolio Class I-2 shares and the Russell 2500 Growth Index (an unmanaged index of common stocks) from January 2, 2008, the inception date of the Alger SMid Cap Growth Portfolio, through December 31, 2014. Figures for both the Alger SMid Cap Growth Class I-2 shares and the Russell 2500 Growth Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 12/31/14

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	1/2/2008
Class I-2 (Inception 1/2/08)	4.90%	13.56%	n/a	4.59%
Russell 2500 Growth Index	7.05%	17.27%	n/a	9.33%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER SMALL CAP GROWTH PORTFOLIO

Fund Highlights Through December 31, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Small Cap Growth Portfolio Class I-2 shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2014. Figures for both the Alger Small Cap Growth Portfolio Class I-2 shares and the Russell 2000 Growth Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 12/31/14

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	9/21/1988
Class I-2 (Inception 9/21/88)	0.44%	12.97%	8.93%	10.09%
Russell 2000 Growth Index	5.60%	16.80%	8.54%	8.24%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER GROWTH & INCOME PORTFOLIO

Fund Highlights Through December 31, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Growth & Income Portfolio Class I-2 shares and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended December 31, 2014. Figures for each of the Alger Growth & Income Portfolio Class I-2 shares and the S&P 500 Growth Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 12/31/14

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	11/15/1988
Class I-2 (Inception 11/15/88)	12.52%	14.45%	6.94%	9.13%
S&P 500 Index	13.69%	15.45%	7.67%	10.51%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER BALANCED PORTFOLIO

Fund Highlights Through December 31, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Balanced Portfolio Class I-2 shares, and the Russell 1000 Growth Index (an unmanaged index of common stocks) and the Barclays Capital U.S. Gov’t/Credit Bond Index (an unmanaged index of government and corporate bonds) for the ten years ended December, 31 2014. Figures for each of the Alger Balanced Portfolio Class I-2 shares, and the Russell 1000 Growth Index and the Barclays Capital U.S. Gov’t/Credit Bond Index include reinvestment of dividends and interest.

PERFORMANCE COMPARISON AS OF 12/31/14

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	9/5/1989
Class I-2 (Inception 9/5/89)	9.43%	8.14%	5.23%	7.65%
Russell 1000 Growth Index	13.05%	15.81%	8.49%	9.11%
Barclays Capital U.S. Gov’t/Credit Bond Index	6.01%	4.69%	4.70%	6.60%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

PORTFOLIO SUMMARY†

December 31, 2014 (Unaudited)

	Alger Capital	Alger Large Cap Growth	Alger Mid Cap Growth	Alger SMid Cap Growth
SECTORS	Appreciation Portfolio	Portfolio	Portfolio	Portfolio
Consumer Discretionary	15.9%	16.6%	25.5%	18.0%
Consumer Staples	5.0	4.5	4.2	3.2
Energy	3.5	3.4	3.2	2.3
Financials	7.8	7.2	7.4	10.7
Health Care	17.9	20.6	14.0	19.0
Industrials	11.4	6.1	14.7	16.7
Information Technology	31.8	37.6	19.6	21.9
Materials	1.6	0.7	3.3	6.3
Telecommunication Services	0.7	1.3	2.6	0.0
Utilities	0.4	0.7	0.7	0.0
Short-Term Investments and
Net Other Assets	4.0	1.3	4.8	1.9
	100.0%	100.0%	100.0%	100.0%

	Alger Small Cap Growth	Alger Growth & Income
SECTORS	Portfolio	Portfolio
Consumer Discretionary	15.9%	13.6%
Consumer Staples	3.8	10.6
Energy	2.0	8.1
Financials	8.0	18.0
Health Care	23.5	13.3
Industrials	12.0	10.7
Information Technology	27.1	17.9
Materials	5.4	1.7
Telecommunication Services	0.0	3.1
Utilities	0.5	0.7
Short-Term Investments and Net Other Assets	1.8	2.3
	100.0%	100.0%

SECTORS/SECURITY TYPES	Alger Balanced Portfolio
Consumer Discretionary	8.8%
Consumer Staples	7.0
Energy	5.4
Financials	11.5
Health Care	8.8
Industrials	7.2
Information Technology	11.9
Materials	1.1
Telecommunication Services	2.1
Utilities	0.5
Total Equity Securities	64.3
Corporate Bonds	28.5
U.S. Government & Agency Obligations (excluding Mortgage Backed)	1.0
Total Debt Securities	29.5
Short-Term Investments and Net Other Assets	6.2
100.0%

†                  Based on net assets for each Portfolio.

THE ALGER PORTFOLIOS | ALGER CAPITAL APPRECIATION PORTFOLIO

Schedule of Investments December 31, 2014

	SHARES	VALUE
COMMON STOCKS—92.7%
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	23,166	$17,374
AEROSPACE & DEFENSE—4.7%
Honeywell International, Inc.	116,561	11,646,775
Lockheed Martin Corp.	10,600	2,041,242
Precision Castparts Corp.	31,696	7,634,932
The Boeing Co.	26,215	3,407,426
		24,730,375
AIR FREIGHT & LOGISTICS—0.5%
United Parcel Service, Inc., Cl. B	22,000	2,445,740

AIRLINES—0.9%
United Continental Holdings, Inc.*	74,693	4,996,215

ALTERNATIVE CARRIERS—0.2%
Level 3 Communications, Inc.*	26,076	1,287,633

APPAREL ACCESSORIES & LUXURY GOODS—1.0%
Michael Kors Holdings Ltd.*	8,035	603,428
PVH Corp.	8,948	1,146,865
Ralph Lauren Corp.	20,417	3,780,412
		5,530,705
APPLICATION SOFTWARE—2.8%
Adobe Systems, Inc.*	68,928	5,011,066
Palantir Technologies, Inc., Cl. A*,@	41,286	249,780
salesforce.com, inc.*	119,480	7,086,359
SAP SE#	37,697	2,625,596
		14,972,801
ASSET MANAGEMENT & CUSTODY BANKS—0.3%
Affiliated Managers Group, Inc.*	6,399	1,358,124

AUTO PARTS & EQUIPMENT—1.3%
Delphi Automotive PLC.	66,010	4,800,247
WABCO Holdings, Inc.*	17,794	1,864,456
		6,664,703
AUTOMOBILE MANUFACTURERS—0.3%
Tesla Motors, Inc.*	8,000	1,779,280

BIOTECHNOLOGY—5.3%
Amgen, Inc.	21,120	3,364,205
Biogen Idec, Inc.*	16,293	5,530,659
Celgene Corp.*	32,971	3,688,136
Gilead Sciences, Inc.*	115,528	10,889,669
Intercept Pharmaceuticals, Inc.*	3,983	621,348
Pharmacyclics, Inc.*	23,399	2,860,762
Puma Biotechnology, Inc.*	3,100	586,737
Vertex Pharmaceuticals, Inc.*	4,823	572,972
		28,114,488
BREWERS—0.7%
Anheuser-Busch InBev NV#	8,531	958,202
Molson Coors Brewing Co., Cl. B	38,184	2,845,472
		3,803,674
BUILDING PRODUCTS—0.5%
Fortune Brands Home & Security, Inc.	25,196	1,140,623

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BUILDING PRODUCTS—(CONT.)
Lennox International, Inc.	18,200	$1,730,274
		2,870,897
CABLE & SATELLITE—1.7%
Comcast Corporation, Cl. A	139,118	8,070,235
DISH Network Corp., Cl. A*	10,854	791,148
		8,861,383
CASINOS & GAMING—0.3%
MGM Resorts International*	81,100	1,733,918

COMMUNICATIONS EQUIPMENT—0.1%
Arista Networks, Inc.*	8,600	522,536

COMPUTER STORAGE & PERIPHERALS—0.6%
SanDisk Corp.	31,506	3,086,958

CONSTRUCTION MATERIALS—0.2%
Martin Marietta Materials, Inc.	10,078	1,111,805

CONSUMER FINANCE—1.2%
American Express Co.	53,621	4,988,898
Discover Financial Services	22,998	1,506,139
		6,495,037
DATA PROCESSING & OUTSOURCED SERVICES—3.6%
Alliance Data Systems Corp.*	19,507	5,579,977
Fiserv, Inc.*	29,800	2,114,906
Visa, Inc., Cl. A	42,350	11,104,170
		18,799,053
DRUG RETAIL—2.2%
CVS Caremark Corp.	90,686	8,733,969
Walgreens Boots Alliance, Inc.	36,227	2,760,497
		11,494,466
FOOD RETAIL—0.6%
The Kroger Co.	50,100	3,216,921

FOOTWEAR—0.7%
NIKE, Inc., Cl. B	36,815	3,539,762

GENERAL MERCHANDISE STORES—0.7%
Dollar General Corp.*	27,372	1,935,200
Dollar Tree, Inc.*	25,600	1,801,728
		3,736,928
HEALTH CARE EQUIPMENT—1.0%
Insulet Corp.*	22,816	1,050,905
St. Jude Medical, Inc.	63,067	4,101,247
		5,152,152
HEALTH CARE FACILITIES—1.2%
HCA Holdings, Inc.*	86,256	6,330,328

HOME ENTERTAINMENT SOFTWARE—0.5%
Activision Blizzard, Inc.	131,095	2,641,564

HOME IMPROVEMENT RETAIL—2.4%
Lowe’s Companies, Inc.	84,214	5,793,923
The Home Depot, Inc.	64,086	6,727,108
		12,521,031

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOMEBUILDING—0.0%
Toll Brothers, Inc.*	7,900	$270,733

HOTELS RESORTS & CRUISE LINES—2.6%
Ctrip.com International Ltd.#*	12,065	548,957
Hilton Worldwide Holdings, Inc.*	286,090	7,464,088
Royal Caribbean Cruises Ltd.	67,348	5,551,496
		13,564,541
HOUSEHOLD PRODUCTS—0.4%
The Procter & Gamble Co.	20,788	1,893,579

HOUSEWARES & SPECIALTIES—0.3%
Jarden Corp.*	35,434	1,696,580

INDUSTRIAL CONGLOMERATES—0.8%
Danaher Corp.	48,615	4,166,792

INDUSTRIAL GASES—0.7%
Air Products & Chemicals, Inc.	26,708	3,852,095

INDUSTRIAL MACHINERY—0.5%
Ingersoll-Rand PLC.	43,156	2,735,659

INTERNET RETAIL—2.1%
Amazon.com, Inc.*	14,391	4,466,247
The Priceline Group, Inc.*	3,200	3,648,672
TripAdvisor, Inc.*	35,519	2,651,848
Wayfair, Inc., Cl. A*	6,300	125,055
		10,891,822
INTERNET SOFTWARE & SERVICES—10.2%
Alibaba Group Holding Ltd.#*	3,619	376,159
Demandware, Inc.*	12,598	724,889
Facebook, Inc., Cl. A*	300,627	23,454,919
Google, Inc., Cl. A*	7,031	3,731,070
Google, Inc., Cl. C*	28,656	15,084,518
GrubHub, Inc.*	29,600	1,075,072
LinkedIn Corp., Cl. A*	12,910	2,965,556
Yahoo! Inc.*	124,549	6,290,970
		53,703,153
INVESTMENT BANKING & BROKERAGE—0.8%
Morgan Stanley	108,835	4,222,798

IT CONSULTING & OTHER SERVICES—0.7%
Cognizant Technology Solutions Corp., Cl. A*	69,938	3,682,935

LIFE SCIENCES TOOLS & SERVICES—1.6%
Thermo Fisher Scientific, Inc.	66,004	8,269,641

MANAGED HEALTH CARE—1.7%
Aetna, Inc.	25,715	2,284,263
Cigna Corp.	34,082	3,507,379
Humana, Inc.	9,200	1,321,396
UnitedHealth Group, Inc.	18,400	1,860,056
		8,973,094
MOVIES & ENTERTAINMENT—0.6%
The Walt Disney Co.	31,500	2,966,985

MULTI-LINE INSURANCE—1.1%
American International Group, Inc.	25,196	1,411,228

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MULTI-LINE INSURANCE—(CONT.)
Hartford Financial Services Group, Inc.	101,613	$4,236,246
		5,647,474
MULTI-UTILITIES—0.2%
Sempra Energy	9,821	1,093,667

OIL & GAS EQUIPMENT & SERVICES—1.4%
Baker Hughes, Inc.	26,800	1,502,676
Halliburton Company	30,988	1,218,758
National Oilwell Varco, Inc.	27,004	1,769,572
Schlumberger Ltd.	12,700	1,084,707
Weatherford International PLC.*	139,956	1,602,496
		7,178,209
OIL & GAS EXPLORATION & PRODUCTION—1.6%
Anadarko Petroleum Corp.	43,593	3,596,422
Devon Energy Corp.	66,392	4,063,854
Pioneer Natural Resources Co.	3,670	546,280
		8,206,556
OIL & GAS STORAGE & TRANSPORTATION—0.5%
Cheniere Energy, Inc.*	36,249	2,551,930

OTHER DIVERSIFIED FINANCIAL SERVICES—1.4%
Bank of America Corp.	369,100	6,603,199
Citigroup, Inc.	19,601	1,060,610
		7,663,809
PACKAGED FOODS & MEATS—0.4%
Mead Johnson Nutrition Co., Cl. A	23,300	2,342,582

PHARMACEUTICALS—6.9%
AbbVie, Inc.	117,177	7,668,063
Actavis PLC.*	78,211	20,132,294
Salix Pharmaceuticals Ltd.*	7,233	831,361
Shire PLC.	66,800	4,735,515
Teva Pharmaceutical Industries Ltd.#	50,900	2,927,259
		36,294,492
RAILROADS—1.1%
Union Pacific Corp.	50,072	5,965,077

RENEWABLE ELECTRICITY—0.2%
TerraForm Power, Inc., Cl. A	29,900	923,312

RESEARCH & CONSULTING SERVICES—0.3%
CoStar Group, Inc.*	7,800	1,432,314

RESTAURANTS—1.0%
Starbucks Corp.	45,600	3,741,480
Yum! Brands, Inc.	20,200	1,471,570
		5,213,050
SECURITY & ALARM SERVICES—0.8%
Tyco International PLC.	100,582	4,411,527

SEMICONDUCTOR EQUIPMENT—0.9%
Lam Research Corp.	10,232	811,807
SunEdison, Inc.*	213,938	4,173,930
		4,985,737

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—3.4%
Avago Technologies Ltd.	42,770	$4,302,234
Micron Technology, Inc.*	227,417	7,961,869
NXP Semiconductors NV*	77,572	5,926,501
		18,190,604
SOFT DRINKS—0.7%
PepsiCo, Inc.	39,888	3,771,809

SPECIALIZED FINANCE—0.2%
McGraw Hill Financial, Inc.	9,802	872,182

SPECIALTY CHEMICALS—0.7%
PPG Industries, Inc.	15,100	3,490,365

SPECIALTY STORES—0.8%
Signet Jewelers Ltd.	31,275	4,114,852

SYSTEMS SOFTWARE—2.4%
Microsoft Corp.	269,970	12,540,107

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.4%
Apple, Inc.	293,470	32,393,218
Western Digital Corp.	12,921	1,430,355
		33,823,573
TRADING COMPANIES & DISTRIBUTORS—1.3%
HD Supply Holdings, Inc.*	233,763	6,893,671

WIRELESS TELECOMMUNICATION SERVICES—0.5%
SBA Communications Corp., Cl. A*	23,300	2,580,708

TOTAL COMMON STOCKS (Cost $411,232,011)		488,893,865

PREFERRED STOCKS—0.5%
ADVERTISING—0.1%
Choicestream, Inc., Cl. A*,@,(a)	199,768	149,826
Choicestream, Inc., Cl. B*,@,(a)	445,303	333,977
		483,803
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*,@	168,373	1,032,127
Palantir Technologies, Inc., Cl. D*,@	21,936	134,906
		1,167,033
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc.*,@	20,889	919,116

TOTAL PREFERRED STOCKS (Cost $2,360,207)		2,569,952

MASTER LIMITED PARTNERSHIP—2.1%
ASSET MANAGEMENT & CUSTODY BANKS—2.1%
The Blackstone Group LP.	244,810	8,281,923
The Carlyle Group LP.	98,324	2,703,910
		10,985,833

TOTAL MASTER LIMITED PARTNERSHIP (Cost $11,064,109)		10,985,833

REAL ESTATE INVESTMENT TRUST—0.7%
RESIDENTIAL—0.5%
AvalonBay Communities, Inc.	16,800	2,744,952

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—(CONT.)
SPECIALIZED—0.2%
Lamar Advertising Co.	16,321	$875,458
Outfront Media, Inc.	2,396	64,309
		939,767
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $3,329,082)		3,684,719

Total Investments (Cost $427,985,409)(b)	96.0%	506,134,369
Other Assets in Excess of Liabilities	4.0%	20,975,945
NET ASSETS	100.0%	$527,110,314

#                                         American Depositary Receipts.

(a)                                 Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.

(b)                                 At December 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $433,093,922, amounted to $73,040,447 which consisted of aggregate gross unrealized appreciation of $83,325,760 and aggregate gross unrealized depreciation of $10,285,313.

*                                         Non-income producing security.

@                                    Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

Security	Acquisition Date(s)	Cost	Market Value	% of net assets
Choicestream, Inc.	3/14/2014	$6,718	$17,374	0.00%
Choicestream, Inc., Cl. A	12/17/2013	159,751	149,826	0.03%
Choicestream, Inc., Cl. B	7/10/2014	267,182	333,977	0.06%
Intarcia Therapeutics, Inc.	3/27/2014	676,595	919,116	0.18%
Palantir Technologies, Inc., Cl. A	10/7/2014	268,648	249,780	0.05%
Palantir Technologies, Inc., Cl. B	10/17/2014	1,111,840	1,032,127	0.20%
Palantir Technologies, Inc., Cl. D	10/14/2014	144,839	134,906	0.02%
Total			$2,837,106	0.54%

Industry classifications are unaudited.

See Notes to Financial Statements

THE ALGER PORTFOLIOS | ALGER LARGE CAP GROWTH PORTFOLIO

Schedule of Investments December 31, 2014

	SHARES	VALUE
COMMON STOCKS—94.5%
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	15,490	$11,617

AEROSPACE & DEFENSE—1.5%
Honeywell International, Inc.	23,500	2,348,120
Precision Castparts Corp.	9,850	2,372,668
		4,720,788
AIRLINES—0.7%
United Continental Holdings, Inc.*	32,000	2,140,480

APPAREL ACCESSORIES & LUXURY GOODS—1.4%
lululemon athletica, Inc.*	17,400	970,746
Ralph Lauren Corp.	13,335	2,469,109
Tumi Holdings, Inc.*	35,500	842,415
		4,282,270
APPLICATION SOFTWARE—1.2%
Adobe Systems, Inc.*	37,700	2,740,790
Aspen Technology, Inc.*	22,400	784,448
Palantir Technologies, Inc., Cl. A*,@	25,072	151,686
		3,676,924
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
WisdomTree Investments, Inc.	102,500	1,606,687

AUTOMOBILE MANUFACTURERS—1.0%
Tesla Motors, Inc.*	14,600	3,247,186

BIOTECHNOLOGY—8.5%
Alexion Pharmaceuticals, Inc.*	11,865	2,195,381
Biogen Idec, Inc.*	20,730	7,036,798
Celgene Corp.*	34,175	3,822,815
Gilead Sciences, Inc.*	117,475	11,073,194
Intercept Pharmaceuticals, Inc.*	8,200	1,279,200
Pharmacyclics, Inc.*	11,852	1,449,026
		26,856,414
CONSUMER ELECTRONICS—0.5%
Garmin Ltd.	28,500	1,505,655

CONSUMER FINANCE—1.0%
American Express Co.	34,165	3,178,712

DATA PROCESSING & OUTSOURCED SERVICES—2.5%
Alliance Data Systems Corp.*	13,800	3,947,490
Visa, Inc., Cl. A	14,850	3,893,670
		7,841,160
DEPARTMENT STORES—0.5%
Macy’s, Inc.	25,200	1,656,900

FOOD RETAIL—2.0%
The Kroger Co.	77,300	4,963,433
Whole Foods Market, Inc.	25,200	1,270,584
		6,234,017

	SHARES	VALUE
COMMON STOCKS—(CONT.)
GENERAL MERCHANDISE STORES—1.3%
Dollar General Corp.*	58,000	$4,100,600

HEALTH CARE EQUIPMENT—1.1%
Intuitive Surgical, Inc.*	1,500	793,410
Zimmer Holdings, Inc.	23,700	2,688,054
		3,481,464
HEALTH CARE FACILITIES—3.8%
HCA Holdings, Inc.*	78,700	5,775,793
Tenet Healthcare Corporation*	124,700	6,318,549
		12,094,342
HOME ENTERTAINMENT SOFTWARE—0.5%
Activision Blizzard, Inc.	75,500	1,521,325

HOME IMPROVEMENT RETAIL—1.8%
The Home Depot, Inc.	52,650	5,526,670

HOMEBUILDING—1.0%
Lennar Corp., Cl. A	34,600	1,550,426
Toll Brothers, Inc.*	50,080	1,716,242
		3,266,668
HOTELS RESORTS & CRUISE LINES—1.4%
Hilton Worldwide Holdings, Inc.*	164,475	4,291,153

INDUSTRIAL CONGLOMERATES—0.8%
Danaher Corp.	28,360	2,430,736

INDUSTRIAL MACHINERY—1.0%
Pall Corp.	32,080	3,246,817

INTERNET RETAIL—3.5%
Amazon.com, Inc.*	15,200	4,717,320
The Priceline Group, Inc.*	2,800	3,192,588
TripAdvisor, Inc.*	21,345	1,593,618
Vipshop Holdings Ltd.#*	73,500	1,436,190
		10,939,716
INTERNET SOFTWARE & SERVICES—15.3%
AOL, Inc.*	59,300	2,737,881
Criteo SA#*	84,100	3,399,322
Demandware, Inc.*	55,680	3,203,827
Facebook, Inc., Cl. A*	158,150	12,338,863
Google, Inc., Cl. C*	24,300	12,791,520
GrubHub, Inc.*	122,000	4,431,040
LinkedIn Corp., Cl. A*	14,000	3,215,940
Shutterstock, Inc.*	25,200	1,741,320
Yahoo! Inc.*	86,400	4,364,064
		48,223,777
LIFE SCIENCES TOOLS & SERVICES—0.8%
Thermo Fisher Scientific, Inc.	21,300	2,668,677

MANAGED HEALTH CARE—2.3%
Aetna, Inc.	24,385	2,166,119
Cigna Corp.	40,690	4,187,408

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MANAGED HEALTH CARE—(CONT.)
WellCare Health Plans, Inc.*	12,200	$1,001,132
		7,354,659
MOVIES & ENTERTAINMENT—1.8%
Lions Gate Entertainment Corp.	146,775	4,699,735
Live Nation Entertainment, Inc.*	36,300	947,793
		5,647,528
MULTI-UTILITIES—0.2%
Sempra Energy	6,300	701,568

OIL & GAS EQUIPMENT & SERVICES—1.0%
Baker Hughes, Inc.	27,900	1,564,353
National Oilwell Varco, Inc.	23,600	1,546,508
		3,110,861
OIL & GAS EXPLORATION & PRODUCTION—2.4%
Anadarko Petroleum Corp.	61,700	5,090,250
Devon Energy Corp.	40,300	2,466,763
		7,557,013
OTHER DIVERSIFIED FINANCIAL SERVICES—0.8%
Bank of America Corp.	135,800	2,429,462

PACKAGED FOODS & MEATS—2.5%
Hain Celestial Group, Inc.*	28,800	1,678,752
Keurig Green Mountain, Inc.	46,400	6,143,128
		7,821,880
PHARMACEUTICALS—3.9%
AbbVie, Inc.	93,000	6,085,920
Actavis PLC.*	12,035	3,097,929
Jazz Pharmaceuticals PLC.*	8,820	1,444,099
Shire PLC.#	7,500	1,594,050
		12,221,998
RAILROADS—0.4%
Union Pacific Corp.	10,600	1,262,778

REAL ESTATE SERVICES—1.2%
Jones Lang LaSalle, Inc.	24,735	3,708,518

RENEWABLE ELECTRICITY—0.5%
TerraForm Power, Inc., Cl. A	51,900	1,602,672

RESEARCH & CONSULTING SERVICES—1.0%
CoStar Group, Inc.*	17,500	3,213,525

RESTAURANTS—2.3%
Chipotle Mexican Grill, Inc.*	3,500	2,395,785
Starbucks Corp.	60,000	4,923,000
		7,318,785
SEMICONDUCTOR EQUIPMENT—1.1%
SunEdison, Inc.*	169,200	3,301,092

SEMICONDUCTORS—4.7%
Avago Technologies Ltd.	38,700	3,892,833

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—(CONT.)
Micron Technology, Inc.*	178,985	$6,266,265
NXP Semiconductors NV*	61,925	4,731,070
		14,890,168
SPECIALTY CHEMICALS—0.7%
Ecolab, Inc.	22,400	2,341,248

SYSTEMS SOFTWARE—5.0%
Microsoft Corp.	266,400	12,374,280
ServiceNow, Inc.*	51,275	3,479,009
		15,853,289
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.1%
Apple, Inc.	181,650	20,050,527
Nimble Storage, Inc.*	85,800	2,359,500
		22,410,027
TRADING COMPANIES & DISTRIBUTORS—0.7%
HD Supply Holdings, Inc.*	79,700	2,350,353

WIRELESS TELECOMMUNICATION SERVICES—1.3%
SBA Communications Corp., Cl. A*	35,500	3,931,980

TOTAL COMMON STOCKS (Cost $279,823,117)		297,780,159

PREFERRED STOCKS—0.5%
ADVERTISING—0.1%
Choicestream, Inc., Cl. A*,@,(a)	133,576	100,182
Choicestream, Inc., Cl. B*,@,(a)	284,863	213,647
		313,829
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*,@	102,250	626,793
Palantir Technologies, Inc., Cl. D*,@	13,322	81,930
		708,723
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc.*,@	13,642	600,248

TOTAL PREFERRED STOCKS (Cost $1,482,765)		1,622,800

MASTER LIMITED PARTNERSHIP—3.7%
ASSET MANAGEMENT & CUSTODY BANKS—3.7%
The Blackstone Group LP.	283,025	9,574,736
The Carlyle Group LP.	76,700	2,109,250
		11,683,986
TOTAL MASTER LIMITED PARTNERSHIP (Cost $10,709,676)		11,683,986

Total Investments (Cost $292,015,558)(b)	98.7%	311,086,945
Other Assets in Excess of Liabilities	1.3%	4,253,169
NET ASSETS	100.0%	$315,340,114

#                                         American Depositary Receipts.

(a)                                 Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.

(b)                                 At December 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $292,390,087, amounted to $18,696,858 which consisted of aggregate gross unrealized appreciation of $24,867,510 and aggregate gross unrealized depreciation of $6,170,652.

*                                         Non-income producing security.

@                                    Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

Security	Acquisition Date(s)	Cost	Market Value	% of net assets
Choicestream, Inc.	3/14/2014	$4,492	$11,617	0.00%
Choicestream, Inc., Cl. A	12/17/2013	106,819	100,182	0.03%
Choicestream, Inc., Cl. B	7/10/2014	170,918	213,647	0.07%
Intarcia Therapeutics, Inc.	3/27/2014	441,864	600,248	0.19%
Palantir Technologies, Inc., Cl. A	10/7/2014	163,143	151,686	0.05%
Palantir Technologies, Inc., Cl. B	10/7/2014	675,201	626,793	0.20%
Palantir Technologies, Inc., Cl. D	10/14/2014	87,963	81,930	0.02%
Total			$1,786,103	0.56%

Industry classifications are unaudited.

See Notes to Financial Statements

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO

Schedule of Investments December 31, 2014

	SHARES	VALUE
COMMON STOCKS—91.9%
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	7,853	$5,890

AEROSPACE & DEFENSE—1.4%
Hexcel Corp.*	31,200	1,294,488
TransDigm Group, Inc.	4,600	903,210
		2,197,698
AIRLINES—1.7%
Spirit Airlines, Inc.*	9,800	740,684
United Continental Holdings, Inc.*	29,200	1,953,188
		2,693,872
ALTERNATIVE CARRIERS—1.1%
Level 3 Communications, Inc.*	34,700	1,713,486

APPAREL ACCESSORIES & LUXURY GOODS—3.5%
Hanesbrands, Inc.	14,000	1,562,680
Kate Spade & Co.*	34,910	1,117,469
Michael Kors Holdings Ltd.*	7,560	567,756
Ralph Lauren Corp.	7,100	1,314,636
Under Armour, Inc., Cl. A*	13,500	916,650
		5,479,191
APPAREL RETAIL—1.2%
L Brands, Inc.	10,700	926,085
Urban Outfitters, Inc.*	25,900	909,867
		1,835,952
APPLICATION SOFTWARE—1.6%
Aspen Technology, Inc.*	18,300	640,866
Palantir Technologies, Inc., Cl. A*,@	12,572	76,061
Synchronoss Technologies, Inc.*	18,900	791,154
Workday, Inc., Cl. A*	12,500	1,020,125
		2,528,206
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
WisdomTree Investments, Inc.	101,300	1,587,877

AUTO PARTS & EQUIPMENT—2.2%
BorgWarner, Inc.	9,100	500,045
Delphi Automotive PLC.	17,900	1,301,688
WABCO Holdings, Inc.*	15,000	1,571,700
		3,373,433
AUTOMOBILE MANUFACTURERS—0.7%
Tesla Motors, Inc.*	5,000	1,112,050

BIOTECHNOLOGY—4.4%
BioMarin Pharmaceutical, Inc.*	10,400	940,160
Celldex Therapeutics, Inc.*	29,600	540,200
Intercept Pharmaceuticals, Inc.*	5,700	889,200
Medivation, Inc.*	10,700	1,065,827
Pharmacyclics, Inc.*	12,300	1,503,798
Portola Pharmaceuticals, Inc.*	28,600	809,952
Vertex Pharmaceuticals, Inc.*	9,200	1,092,960
		6,842,097

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BUILDING PRODUCTS—1.9%
Fortune Brands Home & Security, Inc.	28,000	$1,267,560
Lennox International, Inc.	18,000	1,711,260
		2,978,820
CABLE & SATELLITE—1.0%
AMC Networks, Inc.*	24,100	1,536,857

CASINOS & GAMING—0.5%
MGM Resorts International*	35,800	765,404

COMMUNICATIONS EQUIPMENT—1.0%
Arista Networks, Inc.*	5,500	334,180
ARRIS Group, Inc.*	39,300	1,186,467
		1,520,647
COMPUTER STORAGE & PERIPHERALS—0.7%
SanDisk Corp.	10,300	1,009,194

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.7%
Allison Transmission Holdings, Inc.	32,800	1,111,920

CONSTRUCTION MATERIALS—1.1%
Eagle Materials, Inc.	11,200	851,536
Martin Marietta Materials, Inc.	7,700	849,464
		1,701,000
DATA PROCESSING & OUTSOURCED SERVICES—3.2%
Alliance Data Systems Corp.*	7,400	2,116,770
Fiserv, Inc.*	28,900	2,051,033
WEX, Inc.*	8,700	860,604
		5,028,407
DIVERSIFIED FINANCIALS—0.2%
Banca Popolare di Milano Scarl*	501,700	326,837

DRUG RETAIL—1.6%
Rite Aid Corp.*	331,300	2,491,376

ELECTRICAL COMPONENTS & EQUIPMENT—1.5%
Acuity Brands, Inc.	10,700	1,498,749
Hubbell, Inc., Cl. B	8,200	876,006
		2,374,755
FOOD RETAIL—1.8%
The Kroger Co.	32,300	2,073,983
Whole Foods Market, Inc.	13,700	690,754
		2,764,737
GENERAL MERCHANDISE STORES—1.7%
Dollar General Corp.*	16,200	1,145,340
Dollar Tree, Inc.*	20,700	1,456,866
		2,602,206
HEALTH CARE EQUIPMENT—1.9%
DBV Technologies SA*	15,200	799,673
Insulet Corp.*	26,600	1,225,196

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE EQUIPMENT—(CONT.)
Wright Medical Group, Inc.*	35,900	$964,633
		2,989,502
HEALTH CARE FACILITIES—2.5%
Acadia Healthcare Co., Inc.*	9,500	581,495
Tenet Healthcare Corporation*	37,800	1,915,326
Universal Health Services, Inc., Cl. B	12,900	1,435,254
		3,932,075
HEALTH CARE SERVICES—1.8%
Air Methods Corp.*	31,100	1,369,333
Catamaran Corp.*	6,600	341,550
IPC The Hospitalist Co., Inc.*	22,800	1,046,292
		2,757,175
HOME ENTERTAINMENT SOFTWARE—0.4%
Activision Blizzard, Inc.	29,600	596,440

HOME FURNISHING RETAIL—0.8%
Williams-Sonoma, Inc.	17,200	1,301,696

HOMEBUILDING—0.9%
Toll Brothers, Inc.*	38,500	1,319,395

HOMEFURNISHING RETAIL—0.4%
Restoration Hardware Holdings, Inc.*	6,400	614,464

HOTELS RESORTS & CRUISE LINES—3.6%
Hilton Worldwide Holdings, Inc.*	71,000	1,852,390
La Quinta Holdings, Inc.*	31,800	701,508
Royal Caribbean Cruises Ltd.	37,100	3,058,153
		5,612,051
HOUSEWARES & SPECIALTIES—1.1%
Jarden Corp.*	36,300	1,738,044

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.8%
Robert Half International, Inc.	20,300	1,185,114

INDUSTRIAL MACHINERY—1.6%
Graco, Inc.	18,100	1,451,258
Ingersoll-Rand PLC.	16,700	1,058,613
		2,509,871
INTERNET RETAIL—1.2%
Expedia, Inc.	7,500	640,200
TripAdvisor, Inc.*	16,900	1,261,754
Wayfair, Inc., Cl. A*	1,900	37,715
		1,939,669
INTERNET SOFTWARE & SERVICES—4.5%
AOL, Inc.*	23,900	1,103,463
Cornerstone OnDemand, Inc.*	27,400	964,480
Demandware, Inc.*	12,800	736,512
GrubHub, Inc.*	33,200	1,205,824
Hortonworks, Inc.*	18,600	502,200
LinkedIn Corp., Cl. A*	7,800	1,791,738

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET SOFTWARE & SERVICES—(CONT.)
Shutterstock, Inc.*	10,800	$746,280
		7,050,497
INVESTMENT BANKING & BROKERAGE—1.0%
TD Ameritrade Holding Corp.	45,500	1,627,990

IT CONSULTING & OTHER SERVICES—0.6%
Unisys Corp.*	30,200	890,296

LEISURE PRODUCTS—0.9%
Brunswick Corp.	26,800	1,373,768

LIFE & HEALTH INSURANCE—0.3%
Lincoln National Corp.	7,900	455,593

MANAGED HEALTH CARE—1.4%
Centene Corp.*	8,000	830,800
WellCare Health Plans, Inc.*	16,500	1,353,990
		2,184,790
MOVIES & ENTERTAINMENT—0.3%
Live Nation Entertainment, Inc.*	20,400	532,644

MULTI-LINE INSURANCE—0.6%
Hartford Financial Services Group, Inc.	21,900	913,011

OFFICE SERVICES & SUPPLIES—0.7%
Herman Miller, Inc.	35,200	1,035,936

OIL & GAS DRILLING—0.5%
Nabors Industries Ltd.	58,000	752,840

OIL & GAS EQUIPMENT & SERVICES—0.4%
Cameron International Corp.*	12,300	614,385

OIL & GAS EXPLORATION & PRODUCTION—2.3%
Cabot Oil & Gas Corp.	33,600	994,896
Parsley Energy, Inc., Cl. A*	43,800	699,048
PDC Energy, Inc.*	30,000	1,238,100
Range Resources Corp.	8,100	432,945
Whiting Petroleum Corp.*	8,300	273,900
		3,638,889
PACKAGED FOODS & MEATS—0.8%
Keurig Green Mountain, Inc.	3,000	397,185
Mead Johnson Nutrition Co., Cl. A	8,900	894,806
		1,291,991
PHARMACEUTICALS—1.1%
Jazz Pharmaceuticals PLC.*	6,200	1,015,126
Mallinckrodt PLC.*	7,200	713,016
		1,728,142
REAL ESTATE SERVICES—0.6%
Jones Lang LaSalle, Inc.	6,700	1,004,531

REGIONAL BANKS—0.6%
Signature Bank*	7,200	906,912

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RENEWABLE ELECTRICITY—0.7%
TerraForm Power, Inc., Cl. A	37,400	$1,154,912

RESEARCH & CONSULTING SERVICES—2.0%
CoStar Group, Inc.*	10,400	1,909,752
Verisk Analytics, Inc., Cl. A*	17,600	1,127,280
		3,037,032
RESTAURANTS—2.1%
Bloomin’ Brands, Inc.*	74,600	1,847,096
Brinker International, Inc.	10,700	627,983
Chipotle Mexican Grill, Inc.*	1,100	752,961
		3,228,040
SECURITY & ALARM SERVICES—0.9%
Tyco International PLC.	33,400	1,464,924

SEMICONDUCTOR EQUIPMENT—1.1%
Lam Research Corp.	15,200	1,205,968
SunEdison, Inc.*	25,410	495,749
		1,701,717
SEMICONDUCTORS—4.6%
Avago Technologies Ltd.	25,700	2,585,163
Micron Technology, Inc.*	36,800	1,288,368
Microsemi Corp.*	49,300	1,399,134
NXP Semiconductors NV*	24,300	1,856,520
		7,129,185
SPECIALIZED FINANCE—1.0%
Moody’s Corp.	17,000	1,628,770

SPECIALTY CHEMICALS—2.2%
Ashland, Inc.	6,500	778,440
PolyOne Corp.	29,900	1,133,509
The Sherwin-Williams Co.	6,000	1,578,240
		3,490,189
SPECIALTY STORES—3.3%
Signet Jewelers Ltd.	19,200	2,526,144
Tractor Supply Co.	17,400	1,371,468
Ulta Salon, Cosmetics & Fragrance, Inc.*	9,100	1,163,344
		5,060,956
SYSTEMS SOFTWARE—0.8%
ServiceNow, Inc.*	18,200	1,234,870

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—0.9%
Nimble Storage, Inc.*	17,600	484,000
Western Digital Corp.	7,700	852,390
		1,336,390
TRADING COMPANIES & DISTRIBUTORS—1.5%
HD Supply Holdings, Inc.*	63,400	1,869,666
United Rentals, Inc.*	4,100	418,241
		2,287,907

	SHARES	VALUE
COMMON STOCKS—(CONT.)
WIRELESS TELECOMMUNICATION SERVICES—1.5%
SBA Communications Corp., Cl. A*	20,500	$2,270,580
TOTAL COMMON STOCKS (Cost $129,528,301)		143,105,095

PREFERRED STOCKS—1.2%
ADVERTISING—0.1%
Choicestream, Inc., Cl. A*,@,(a)	67,720	50,790
Choicestream, Inc., Cl. B*,@,(a)	148,200	111,150
		161,940
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*,@	51,276	314,322
Palantir Technologies, Inc., Cl. D*,@	6,681	41,088
		355,410
PHARMACEUTICALS—0.9%
Intarcia Therapeutics, Inc.*,@	7,214	317,416
Tolero Pharmaceuticals, Inc.*,@,(a)	356,682	1,075,789
		1,393,205
TOTAL PREFERRED STOCKS (Cost $1,835,236)		1,910,555

MASTER LIMITED PARTNERSHIP—1.2%
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
The Carlyle Group LP.	66,300	1,823,250
(Cost $2,062,815)		1,823,250

REAL ESTATE INVESTMENT TRUST—0.9%
RETAIL—0.5%
Taubman Centers, Inc.	9,600	733,632

SPECIALIZED—0.4%
Extra Space Storage, Inc.	12,200	715,408
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $1,382,767)		1,449,040

Total Investments (Cost $134,809,119)(b)	95.2%	148,287,940
Other Assets in Excess of Liabilities	4.8%	7,507,233
NET ASSETS	100.0%	$155,795,173

(a)                                 Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.

(b)                                 At December 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $135,607,510, amounted to $12,680,430 which consisted of aggregate gross unrealized appreciation of $19,565,306 and aggregate gross unrealized depreciation of $6,884,876.

*                                         Non-income producing security.

@                                    Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

Security	Aquisition Date(s)	Cost	Market Value	% of net assets
Choicestream, Inc.	3/14/2014	$2,277	$5,890	0.00%
Choicestream, Inc., Cl. A	12/17/2013	54,155	50,790	0.03%
Choicestream, Inc., Cl. B	7/10/2014	88,920	111,150	0.07%
Intarcia Therapeutics, Inc.	3/27/2014	233,661	317,416	0.21%
Palantir Technologies, Inc., Cl. A	10/7/2014	81,806	76,061	0.05%
Palantir Technologies, Inc., Cl. B	10/7/2014	338,598	314,322	0.20%
Palantir Technologies, Inc., Cl. D	10/14/2014	44,113	41,088	0.03%
Tolero Pharmaceuticals, Inc.	8/4/2014	710,780	710,780	0.46%
Tolero Pharmaceuticals, Inc.	10/31/2014	365,009	365,009	0.23%
Total			$1,992,506	1.28%

Industry classifications are unaudited.

See Notes to Financial Statements

THE ALGER PORTFOLIOS | ALGER SMID CAP GROWTH PORTFOLIO

Schedule of Investments December 31, 2014

	SHARES	VALUE
COMMON STOCKS—93.4%
AEROSPACE & DEFENSE—0.9%
Hexcel Corp.*	10,125	$420,086

AIRLINES—0.8%
Spirit Airlines, Inc.*	5,150	389,237

APPAREL ACCESSORIES & LUXURY GOODS—1.4%
Hanesbrands, Inc.	4,680	522,382
Kate Spade & Co.*	4,930	157,809
		680,191
APPLICATION SOFTWARE—3.3%
Aspen Technology, Inc.*	5,730	200,665
Palantir Technologies, Inc., Cl. A*,@	3,818	23,099
PTC, Inc.*	11,345	415,794
Splunk, Inc.*	3,175	187,166
Synchronoss Technologies, Inc.*	8,420	352,461
Tyler Technologies, Inc.*	3,900	426,816
		1,606,001
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
WisdomTree Investments, Inc.	18,125	284,109

AUTO PARTS & EQUIPMENT—2.8%
American Axle & Manufacturing Holdings, Inc.*	18,420	416,108
Tenneco, Inc.*	7,750	438,727
WABCO Holdings, Inc.*	4,945	518,137
		1,372,972
AUTOMOTIVE RETAIL—0.8%
Penske Automotive Group, Inc.	8,150	399,921

BIOTECHNOLOGY—8.1%
ACADIA Pharmaceuticals, Inc.*	6,705	212,884
Bluebird Bio, Inc.*	1,710	156,841
Celldex Therapeutics, Inc.*	9,165	167,261
Cepheid, Inc.*	8,350	452,069
Cubist Pharmaceuticals, Inc.*	2,935	295,408
Intercept Pharmaceuticals, Inc.*	1,010	157,560
Ironwood Pharmaceuticals, Inc.*	24,670	377,944
Isis Pharmaceuticals, Inc.*	3,105	191,703
Juno Therapeutics, Inc.*	1,865	97,390
Medivation, Inc.*	3,260	324,729
Neurocrine Biosciences, Inc.*	9,625	215,022
NPS Pharmaceuticals, Inc.*	3,395	121,439
Orexigen Therapeutics, Inc.*	27,998	169,668
Pharmacyclics, Inc.*	2,775	339,271
Portola Pharmaceuticals, Inc.*	8,807	249,414
Puma Biotechnology, Inc.*	1,195	226,178
Receptos, Inc.*	1,250	153,138
		3,907,919
BREWERS—0.5%
The Boston Beer Co., Inc., Cl. A*	850	246,109

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BUILDING PRODUCTS—2.5%
AO Smith Corp.	6,155	$347,204
Fortune Brands Home & Security, Inc.	8,110	367,140
Lennox International, Inc.	4,965	472,022
		1,186,366
CABLE & SATELLITE—0.8%
AMC Networks, Inc.*	5,815	370,823

COMMODITY CHEMICALS—0.8%
Calgon Carbon Corp.*	18,860	391,911

COMMUNICATIONS EQUIPMENT—0.7%
ARRIS Group, Inc.*	8,525	257,370
CalAmp Corp.*	5,555	101,656
		359,026
CONSTRUCTION & ENGINEERING—0.6%
MasTec, Inc.*	13,500	305,235

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—2.0%
Allison Transmission Holdings, Inc.	14,065	476,804
Wabtec Corp.	5,615	487,887
		964,691
CONSTRUCTION MATERIALS—1.4%
Eagle Materials, Inc.	4,430	336,813
Martin Marietta Materials, Inc.	3,090	340,889
		677,702
CONSUMER FINANCE—0.5%
PRA Group, Inc.*	4,215	244,175

DATA PROCESSING & OUTSOURCED SERVICES—4.4%
Broadridge Financial Solutions	7,840	362,051
Euronet Worldwide, Inc.*	5,310	291,519
MAXIMUS, Inc.	6,385	350,154
Total System Services, Inc.	8,570	291,037
Vantiv, Inc., CL. A*	14,120	478,950
WEX, Inc.*	3,760	371,939
		2,145,650
DISTRIBUTORS—1.0%
LKQ Corp.*	16,580	466,230

DRUG RETAIL—0.9%
Rite Aid Corp.*	59,520	447,590

EDUCATION SERVICES—1.0%
Grand Canyon Education, Inc.*	10,100	471,266

ELECTRICAL COMPONENTS & EQUIPMENT—1.6%
Acuity Brands, Inc.	3,725	521,761
Hubbell, Inc., Cl. B	2,255	240,901
		762,662
ELECTRONIC EQUIPMENT MANUFACTURERS—1.2%
FEI Co.	6,340	572,819

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ENVIRONMENTAL & FACILITIES SERVICES—0.8%
Waste Connections, Inc.	9,232	$406,116

FOOD DISTRIBUTORS—0.8%
United Natural Foods, Inc.*	5,005	387,012

HEALTH CARE EQUIPMENT—2.3%
DBV Technologies SA#*	6,315	171,263
Insulet Corp.*	10,730	494,224
Wright Medical Group, Inc.*	16,530	444,161
		1,109,648
HEALTH CARE FACILITIES—2.1%
Healthsouth Corp.	8,535	328,256
Tenet Healthcare Corporation*	6,605	334,675
Universal Health Services, Inc., Cl. B	3,375	375,503
		1,038,434
HEALTH CARE SERVICES—0.5%
Air Methods Corp.*	5,495	241,945

HEALTH CARE SUPPLIES—1.1%
Align Technology, Inc.*	9,550	533,941

HEALTH CARE TECHNOLOGY—0.7%
athenahealth, Inc.*	660	96,162
HMS Holdings Corp.*	11,230	237,402
		333,564
HOME FURNISHING RETAIL—0.8%
Williams-Sonoma, Inc.	4,875	368,940

HOTELS RESORTS & CRUISE LINES—0.5%
La Quinta Holdings, Inc.*	10,885	240,123

HOUSEWARES & SPECIALTIES—1.1%
Jarden Corp.*	10,912	522,467

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.8%
Robert Half International, Inc.	6,630	387,059

INDUSTRIAL MACHINERY—2.2%
Donaldson Co., Inc.	8,775	338,978
Graco, Inc.	4,860	389,675
Nordson Corp.	4,355	339,516
		1,068,169
INSURANCE BROKERS—0.7%
Arthur J Gallagher & Co.	6,800	320,144

INTERNET SOFTWARE & SERVICES—3.1%
Cornerstone OnDemand, Inc.*	6,545	230,384
DealerTrack Holdings, Inc.*	8,865	392,808
Demandware, Inc.*	4,930	283,672
GrubHub, Inc.*	9,075	329,604
Shutterstock, Inc.*	3,560	245,996
		1,482,464

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INVESTMENT BANKING & BROKERAGE—0.9%
LPL Financial Holdings, Inc.	9,415	$419,438

IT CONSULTING & OTHER SERVICES—1.4%
Gartner, Inc.*	3,735	314,525
Unisys Corp.*	12,265	361,572
		676,097
LEISURE PRODUCTS—1.7%
Brunswick Corp.	9,540	489,020
Polaris Industries, Inc.	2,315	350,121
		839,141
LIFE & HEALTH INSURANCE—0.7%
Symetra Financial Corp.	14,920	343,906

MANAGED HEALTH CARE—1.4%
Molina Healthcare, Inc.*	7,895	422,619
WellCare Health Plans, Inc.*	2,980	244,539
		667,158
MOVIES & ENTERTAINMENT—0.7%
Rentrak Corp.*	4,470	325,505

OFFICE SERVICES & SUPPLIES—0.7%
Herman Miller, Inc.	11,730	345,214

OIL & GAS EQUIPMENT & SERVICES—0.3%
Oceaneering International, Inc.	2,720	159,963

OIL & GAS EXPLORATION & PRODUCTION—1.3%
Parsley Energy, Inc., Cl. A*	17,395	277,624
Rice Energy, Inc.*	8,585	180,028
Whiting Petroleum Corp.*	5,735	189,255
		646,907
OIL & GAS STORAGE & TRANSPORTATION—0.7%
Cheniere Energy Partners LP Holdings LLC	15,880	357,776

PACKAGED FOODS & MEATS—1.0%
Hain Celestial Group, Inc.*	8,680	505,957

PAPER PACKAGING—1.9%
Graphic Packaging Holding Co.*	37,920	516,470
Packaging Corp., of America	5,360	418,348
		934,818
PHARMACEUTICALS—2.5%
Jazz Pharmaceuticals PLC.*	2,655	434,703
Mallinckrodt PLC.*	3,015	298,575
Pacira Pharmaceuticals, Inc.*	5,230	463,692
		1,196,970
RAILROADS—0.9%
Genesee & Wyoming, Inc., Cl. A*	5,030	452,298

REAL ESTATE SERVICES—1.0%
Jones Lang LaSalle, Inc.	3,055	458,036

	SHARES	VALUE
COMMON STOCKS—(CONT.)
REGIONAL BANKS—1.7%
Investors Bancorp, Inc.	28,390	$318,678
Signature Bank*	4,110	517,695
		836,373
RESEARCH & CONSULTING SERVICES—0.7%
CoStar Group, Inc.*	1,865	342,470

RESTAURANTS—2.6%
Bloomin’ Brands, Inc.*	20,485	507,209
Brinker International, Inc.	5,085	298,439
Dunkin’ Brands Group, Inc.	4,650	198,322
Papa John’s International, Inc.	4,405	245,799
		1,249,769
SEMICONDUCTOR EQUIPMENT—1.4%
Lam Research Corp.	5,182	411,140
SunEdison, Inc.*	14,660	286,017
		697,157
SEMICONDUCTORS—2.4%
Cavium Networks, Inc.*	2,290	141,568
Microsemi Corp.*	15,520	440,458
RF Micro Devices, Inc.*	35,470	588,447
		1,170,473
SPECIALIZED CONSUMER SERVICES—0.9%
Service Corp. International	19,305	438,224

SPECIALIZED FINANCE—0.4%
CBOE Holdings, Inc.	3,165	200,724

SPECIALTY CHEMICALS—2.2%
Chemtura Corp.*	10,166	251,405
PolyOne Corp.	10,996	416,859
The Valspar Corp.	4,600	397,808
		1,066,072
SPECIALTY STORES—1.9%
Signet Jewelers Ltd.	3,925	516,412
Ulta Salon, Cosmetics & Fragrance, Inc.*	3,315	423,790
		940,202
SYSTEMS SOFTWARE—1.8%
Proofpoint, Inc.*	6,465	311,807
ServiceNow, Inc.*	4,285	290,737
Tableau Software, Inc., Cl. A*	3,445	291,998
		894,542
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.0%
Electronics For Imaging, Inc.*	9,530	408,170
Nimble Storage, Inc.*	6,765	186,037
Super Micro Computer, Inc.*	10,685	372,693
		966,900
TRADING COMPANIES & DISTRIBUTORS—1.5%
HD Supply Holdings, Inc.*	18,800	554,412

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TRADING COMPANIES & DISTRIBUTORS—(CONT.)
United Rentals, Inc.*	1,905	$194,329
		748,741
TRUCKING—0.7%
Saia, Inc.*	6,250	346,000

TOTAL COMMON STOCKS (Cost $37,624,358)		45,339,548

PREFERRED STOCKS—0.5%
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*,@	15,569	95,438
Palantir Technologies, Inc., Cl. D*,@	2,028	12,472
		107,910
PHARMACEUTICALS—0.3%
Intarcia Therapeutics, Inc.*,@	3,330	146,520
TOTAL PREFERRED STOCKS (Cost $224,058)		254,430

MASTER LIMITED PARTNERSHIP—0.7%
INVESTMENT BANKING & BROKERAGE—0.7%
Lazard Ltd., Cl. A	7,290	364,719
(Cost $373,464)		364,719

REAL ESTATE INVESTMENT TRUST—3.5%
HEALTH CARE—0.6%
Omega Healthcare Investors, Inc.	6,835	267,043

HOTELS & RESORTS—0.6%
Pebblebrook Hotel Trust	6,775	309,143

OFFICE—0.7%
Alexandria Real Estate Equities, Inc.	3,645	323,457

SPECIALIZED—1.6%
Lamar Advertising Co.	6,844	367,112
Sovran Self Storage, Inc.	4,915	428,687
		795,799
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $1,483,044)		1,695,442

Total Investments (Cost $39,704,924)(a)	98.1%	47,654,139
Other Assets in Excess of Liabilities	1.9%	899,250
NET ASSETS	100.0%	$48,553,389

#                               American Depositary Receipts.

(a)                       At December 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $39,957,742, amounted to $7,696,397 which consisted of aggregate gross unrealized appreciation of $8,699,203 and aggregate gross unrealized depreciation of $1,002,806.

*                               Non-income producing security.

@                          Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

Security	Aquisition Date(s)	Cost	Market Value	% of net assets
Intarcia Therapeutics, Inc.	3/27/2014	$107,859	$146,520	0.30%
Palantir Technologies, Inc., Cl. A	10/7/2014	24,844	23,099	0.05%
Palantir Technologies, Inc., Cl. B	10/7/2014	102,809	95,438	0.20%
Palantir Technologies, Inc., Cl. D	10/14/2014	13,390	12,472	0.03%
Total			$277,529	0.58%

Industry classifications are unaudited.

See Notes to Financial Statements

THE ALGER PORTFOLIOS | ALGER SMALL CAP GROWTH PORTFOLIO

Schedule of Investments December 31, 2014

	SHARES	VALUE
COMMON STOCKS—94.9%
AEROSPACE & DEFENSE—1.6%
Esterline Technologies Corp.*	23,450	$2,571,996
Hexcel Corp.*	77,700	3,223,773
		5,795,769
AIRLINES—0.8%
Spirit Airlines, Inc.*	39,900	3,015,642

APPAREL ACCESSORIES & LUXURY GOODS—1.5%
G-III Apparel Group Ltd.*	38,300	3,868,683
Kate Spade & Co.*	50,200	1,606,902
		5,475,585
APPAREL RETAIL—0.4%
The Finish Line, Inc., Cl. A	66,500	1,616,615

APPLICATION SOFTWARE—4.5%
Aspen Technology, Inc.*	72,200	2,528,444
PTC, Inc.*	86,700	3,177,555
SS&C Technologies Holdings, Inc.	46,700	2,731,483
Synchronoss Technologies, Inc.*	70,000	2,930,200
Tyler Technologies, Inc.*	30,300	3,316,032
Verint Systems, Inc.*	35,000	2,039,800
		16,723,514
ASSET MANAGEMENT & CUSTODY BANKS—1.4%
OM Asset Management PLC.*	148,800	2,416,512
WisdomTree Investments, Inc.	177,000	2,774,475
		5,190,987
AUTO PARTS & EQUIPMENT—1.7%
American Axle & Manufacturing Holdings, Inc.*	141,800	3,203,262
Tenneco, Inc.*	56,700	3,209,787
		6,413,049
AUTOMOTIVE RETAIL—0.9%
Lithia Motors, Inc., Cl. A	38,600	3,346,234

BIOTECHNOLOGY—10.1%
ACADIA Pharmaceuticals, Inc.*	70,900	2,251,075
Bluebird Bio, Inc.*	33,700	3,090,964
Celldex Therapeutics, Inc.*	105,100	1,918,075
Cepheid, Inc.*	58,200	3,150,948
Foundation Medicine, Inc.*	59,700	1,326,534
Intercept Pharmaceuticals, Inc.*	10,800	1,684,800
Ironwood Pharmaceuticals, Inc.*	261,400	4,004,648
Isis Pharmaceuticals, Inc.*	57,200	3,531,528
Juno Therapeutics, Inc.*	6,300	328,986
Neuralstem, Inc.*	235,400	640,288
Neurocrine Biosciences, Inc.*	86,800	1,939,112
NPS Pharmaceuticals, Inc.*	51,200	1,831,424
Orexigen Therapeutics, Inc.*	348,100	2,109,486
Portola Pharmaceuticals, Inc.*	96,800	2,741,376
Puma Biotechnology, Inc.*	15,800	2,990,466
Receptos, Inc.*	12,000	1,470,120

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
TESARO, Inc.*	42,400	$1,576,856
Ultragenyx Pharmaceutical, Inc.*	21,900	960,972
		37,547,658
BREWERS—0.7%
The Boston Beer Co., Inc., Cl. A*	9,000	2,605,860

BUILDING PRODUCTS—1.7%
AO Smith Corp.	66,800	3,768,188
NCI Building Systems, Inc.*	136,500	2,527,980
		6,296,168
COMMODITY CHEMICALS—0.9%
Calgon Carbon Corp.*	158,200	3,287,396

COMMUNICATIONS EQUIPMENT—1.1%
ARRIS Group, Inc.*	26,200	790,978
CalAmp Corp.*	190,400	3,484,320
		4,275,298
CONSTRUCTION & ENGINEERING—0.7%
MasTec, Inc.*	113,700	2,570,757

CONSTRUCTION MATERIALS—0.8%
Eagle Materials, Inc.	37,270	2,833,638

CONSUMER FINANCE—0.9%
PRA Group, Inc.*	60,500	3,504,765

DATA PROCESSING & OUTSOURCED SERVICES—2.8%
Blackhawk Network Holdings, Inc.*	45,100	1,749,880
Euronet Worldwide, Inc.*	52,500	2,882,250
MAXIMUS, Inc.	53,900	2,955,876
WEX, Inc.*	30,500	3,017,060
		10,605,066
DISTRIBUTORS—0.7%
Pool Corp.	38,600	2,448,784

DIVERSIFIED METALS & MINING—0.3%
US Silica Holdings, Inc.	36,700	942,823

EDUCATION SERVICES—1.0%
Grand Canyon Education, Inc.*	79,600	3,714,136

ELECTRONIC COMPONENTS—1.1%
Belden, Inc.	50,500	3,979,905

ELECTRONIC EQUIPMENT MANUFACTURERS—1.7%
Cognex Corp.*	46,800	1,934,244
FEI Co.	50,600	4,571,710
		6,505,954
ENVIRONMENTAL & FACILITIES SERVICES—0.5%
US Ecology, Inc.	47,800	1,917,736

FOOD DISTRIBUTORS—0.9%
United Natural Foods, Inc.*	42,300	3,270,848

	SHARES	VALUE
COMMON STOCKS—(CONT.)
FOOD RETAIL—0.8%
Smart & Final Stores, Inc.*	186,900	$2,939,937

FOOTWEAR—0.8%
Skechers U.S.A. Inc., Cl. A*	54,100	2,989,025

GENERAL MERCHANDISE STORES—1.0%
Burlington Stores, Inc.*	77,600	3,667,376

HEALTH CARE EQUIPMENT—3.0%
DBV Technologies SA#*	87,100	2,362,152
Insulet Corp.*	84,700	3,901,282
Nevro Corp.*	36,500	1,411,455
Wright Medical Group, Inc.*	128,400	3,450,108
		11,124,997
HEALTH CARE FACILITIES—1.3%
Acadia Healthcare Co., Inc.*	32,900	2,013,809
Healthsouth Corp.	77,100	2,965,266
		4,979,075
HEALTH CARE SERVICES—2.2%
Air Methods Corp.*	62,200	2,738,666
IPC The Hospitalist Co., Inc.*	46,200	2,120,118
Team Health Holdings, Inc.*	54,900	3,158,397
		8,017,181
HEALTH CARE SUPPLIES—1.3%
Align Technology, Inc.*	65,200	3,645,332
OraSure Technologies, Inc.*	114,900	1,165,086
		4,810,418
HEALTH CARE TECHNOLOGY—0.5%
HMS Holdings Corp.*	89,000	1,881,460

HOMEFURNISHING RETAIL—0.5%
Restoration Hardware Holdings, Inc.*	19,400	1,862,594

HOTELS RESORTS & CRUISE LINES—0.5%
La Quinta Holdings, Inc.*	84,600	1,866,276

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.9%
On Assignment, Inc.*	97,000	3,219,430

INDUSTRIAL MACHINERY—2.1%
Middleby Corp.*	25,900	2,566,690
Rexnord Corp.*	118,500	3,342,885
Watts Water Technologies, Inc.	31,000	1,966,640
		7,876,215
INTERNET SOFTWARE & SERVICES—5.1%
Constant Contact, Inc.*	31,700	1,163,390
Cornerstone OnDemand, Inc.*	53,200	1,872,640
DealerTrack Holdings, Inc.*	83,000	3,677,730
Demandware, Inc.*	39,400	2,267,076
GrubHub, Inc.*	72,400	2,629,568
Hortonworks, Inc.*	27,500	742,500
Shutterstock, Inc.*	39,500	2,729,450

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET SOFTWARE & SERVICES—(CONT.)
SPS Commerce, Inc.*	48,400	$2,740,892
WebMD Health Corp.*	33,400	1,320,970
		19,144,216
INVESTMENT BANKING & BROKERAGE—0.7%
Evercore Partners, Inc., Cl. A	46,500	2,435,205

IT CONSULTING & OTHER SERVICES—1.6%
InterXion Holding NV*	94,300	2,578,162
Unisys Corp.*	110,100	3,245,748
		5,823,910
LEISURE PRODUCTS—1.0%
Brunswick Corp.	74,400	3,813,744

LIFE & HEALTH INSURANCE—0.7%
American Equity Investment Life Holding Co.	85,200	2,486,988

LIFE SCIENCES TOOLS & SERVICES—1.4%
ICON PLC.#*	71,400	3,640,686
PRA Health Sciences, Inc.*	72,000	1,743,840
		5,384,526
MANAGED HEALTH CARE—2.0%
HealthEquity, Inc.*	72,500	1,845,125
Molina Healthcare, Inc.*	67,900	3,634,687
WellCare Health Plans, Inc.*	24,000	1,969,440
		7,449,252
MOVIES & ENTERTAINMENT—0.7%
Rentrak Corp.*	35,900	2,614,238

OFFICE SERVICES & SUPPLIES—0.7%
Herman Miller, Inc.	90,400	2,660,472

OIL & GAS EXPLORATION & PRODUCTION—1.7%
Diamondback Energy, Inc.*	24,600	1,470,588
Parsley Energy, Inc., Cl. A*	147,600	2,355,696
PDC Energy, Inc.*	63,700	2,628,899
		6,455,183
OIL & GAS STORAGE & TRANSPORTATION—0.3%
SemGroup Corp., Cl. A	17,000	1,162,630

PACKAGED FOODS & MEATS—1.4%
B&G Foods, Inc.	64,700	1,934,530
Hain Celestial Group, Inc.*	58,500	3,409,965
		5,344,495
PAPER PACKAGING—1.2%
Graphic Packaging Holding Co.*	318,000	4,331,160

PHARMACEUTICALS—1.2%
Aerie Pharmaceuticals, Inc.*	32,200	939,918
Pacira Pharmaceuticals, Inc.*	39,500	3,502,070
		4,441,988

	SHARES	VALUE
COMMON STOCKS—(CONT.)
REGIONAL BANKS—1.5%
Bank of the Ozarks, Inc.	70,021	$2,655,196
Investors Bancorp, Inc.	250,700	2,814,108
		5,469,304
RENEWABLE ELECTRICITY—0.5%
TerraForm Power, Inc., Cl. A	61,700	1,905,296

RESTAURANTS—4.2%
Bloomin’ Brands, Inc.*	164,800	4,080,448
Fiesta Restaurant Group, Inc.*	54,400	3,307,520
Jack in the Box, Inc.	28,400	2,270,864
Papa John’s International, Inc.	64,400	3,593,520
Popeyes Louisiana Kitchen, Inc.*	43,200	2,430,864
		15,683,216
SEMICONDUCTORS—4.7%
Cavium Networks, Inc.*	40,200	2,485,164
Cypress Semiconductor Corp.	173,300	2,474,724
Fairchild Semiconductor International, Inc.*	118,200	1,995,216
Microsemi Corp.*	130,400	3,700,752
Monolithic Power Systems, Inc.	50,000	2,487,000
RF Micro Devices, Inc.*	271,500	4,504,185
		17,647,041
SPECIALIZED CONSUMER SERVICES—0.4%
Sotheby’s	34,700	1,498,346

SPECIALTY CHEMICALS—2.2%
Chemtura Corp.*	78,300	1,936,359
Cytec Industries, Inc.	54,400	2,511,648
PolyOne Corp.	103,300	3,916,103
		8,364,110
SPECIALTY STORES—0.6%
Five Below, Inc.*	58,340	2,382,022

SYSTEMS SOFTWARE—2.3%
Barracuda Networks, Inc.*	69,300	2,483,712
FleetMatics Group PLC.*	85,900	3,048,591
Proofpoint, Inc.*	65,300	3,149,419
		8,681,722
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.2%
Electronics For Imaging, Inc.*	82,100	3,516,343
Nimble Storage, Inc.*	53,000	1,457,500
Super Micro Computer, Inc.*	96,100	3,351,968
		8,325,811
TRADING COMPANIES & DISTRIBUTORS—1.3%
H&E Equipment Services, Inc.	76,000	2,134,840
Watsco, Inc.	25,600	2,739,200
		4,874,040
TRUCKING—1.7%
Saia, Inc.*	57,900	3,205,344

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TRUCKING—(CONT.)
Swift Transportation Co.*	104,500	$2,991,835
		6,197,179
TOTAL COMMON STOCKS (Cost $287,181,232)		353,694,265

PREFERRED STOCKS—0.5%
PHARMACEUTICALS—0.5%
Intarcia Therapeutics, Inc.*,@	22,595	994,180
Tolero Pharmaceuticals, Inc.*,@,(a)	244,116	736,278
		1,730,458
TOTAL PREFERRED STOCKS (Cost $1,468,130)		1,730,458

RIGHTS—0.0%
BIOTECHNOLOGY—0.0%
Neuralstem, Inc.*	133,150	—
(Cost $0)		—

REAL ESTATE INVESTMENT TRUST—2.8%
HOTELS & RESORTS—0.9%
Pebblebrook Hotel Trust	70,400	3,212,352

OFFICE—1.0%
Dupont Fabros Technology, Inc.	115,400	3,835,896

SPECIALIZED—0.9%
Sovran Self Storage, Inc.	38,200	3,331,804

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $8,502,347)		10,380,052

Total Investments (Cost $297,151,709)(b)	98.2%	365,804,775
Other Assets in Excess of Liabilities	1.8%	6,726,631
NET ASSETS	100.0%	$372,531,406

#                               American Depositary Receipts.

(a)                      Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.

(b)                       At December 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $299,421,672, amounted to $66,383,103 which consisted of aggregate gross unrealized appreciation of $75,543,330 and aggregate gross unrealized depreciation of $9,160,227.

*                               Non-income producing security.

@                          Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

Security	Aquisition Date(s)	Cost	Market Value	% of net assets
Intarcia Therapeutics, Inc.	3/27/2014	$731,852	$994,180	0.26%
Tolero Pharmaceuticals, Inc.	10/31/2014	736,278	736,278	0.20%
Total			$1,730,458	0.46%

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS | ALGER GROWTH & INCOME PORTFOLIO

Schedule of Investments December 31, 2014

	SHARES	VALUE
COMMON STOCKS—92.1%
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	1,723	$1,292

AEROSPACE & DEFENSE—4.3%
General Dynamics Corp.	2,550	350,931
Honeywell International, Inc.	6,550	654,476
The Boeing Co.	4,200	545,916
		1,551,323
AIR FREIGHT & LOGISTICS—0.8%
United Parcel Service, Inc., Cl. B	2,600	289,042

AIRPORT SERVICES—0.7%
Macquarie Infrastructure Co., LLC	3,500	248,815

APPAREL RETAIL—0.9%
L Brands, Inc.	3,900	337,545

ASSET MANAGEMENT & CUSTODY BANKS—2.5%
Ameriprise Financial, Inc.	2,700	357,075
BlackRock, Inc.	1,550	554,218
		911,293
AUTO PARTS & EQUIPMENT—1.7%
Delphi Automotive PLC.	5,900	429,048
Johnson Controls, Inc.	3,450	166,773
		595,821
AUTOMOBILE MANUFACTURERS—0.5%
General Motors Co.	5,450	190,260

BIOTECHNOLOGY—1.7%
Amgen, Inc.	2,500	398,225
Gilead Sciences, Inc.*	2,350	221,511
		619,736
CABLE & SATELLITE—2.1%
Comcast Corporation, Cl. A	9,150	530,792
Time Warner Cable, Inc.	1,450	220,487
		751,279
CASINOS & GAMING—0.6%
Las Vegas Sands Corp.	3,400	197,744

COMMUNICATIONS EQUIPMENT—2.0%
Cisco Systems, Inc.	14,250	396,364
QUALCOMM, Inc.	4,300	319,619
		715,983
CONSUMER ELECTRONICS—0.6%
Garmin Ltd.	3,850	203,395

CONSUMER FINANCE—0.8%
Discover Financial Services	4,300	281,607

DATA PROCESSING & OUTSOURCED SERVICES—0.8%
Xerox Corp.	21,150	293,139

DIVERSIFIED BANKS—4.6%
JPMorgan Chase & Co.	13,750	860,475

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DIVERSIFIED BANKS—(CONT.)
Wells Fargo & Co.	14,350	$786,667
		1,647,142
DIVERSIFIED CHEMICALS—0.7%
The Dow Chemical Co.	5,700	259,977

DRUG RETAIL—1.7%
CVS Caremark Corp.	6,400	616,384

FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
Potash Corporation of Saskatchewan, Inc.	4,900	173,068

GENERAL MERCHANDISE STORES—1.3%
Target Corp.	5,900	447,869

HEALTH CARE EQUIPMENT—0.8%
St. Jude Medical, Inc.	4,300	279,629

HOME IMPROVEMENT RETAIL—2.2%
The Home Depot, Inc.	7,550	792,524

HOTELS RESORTS & CRUISE LINES—1.1%
Royal Caribbean Cruises Ltd.	4,600	379,178

HOUSEHOLD PRODUCTS—1.6%
The Procter & Gamble Co.	6,416	584,433

HYPERMARKETS & SUPER CENTERS—1.3%
Wal-Mart Stores, Inc.	5,250	450,870

INDUSTRIAL CONGLOMERATES—2.1%
General Electric Co.	29,400	742,938

INTEGRATED OIL & GAS—4.7%
Exxon Mobil Corp.	11,650	1,077,042
Royal Dutch Shell PLC.#	8,900	595,855
		1,672,897
INTEGRATED TELECOMMUNICATION SERVICES—3.1%
AT&T, Inc.	10,800	362,772
Verizon Communications, Inc.	15,809	739,545
		1,102,317
INTERNET SOFTWARE & SERVICES—2.5%
Facebook, Inc., Cl. A*	2,200	171,644
Google, Inc., Cl. A*	700	371,462
Google, Inc., Cl. C*	700	368,480
		911,586
INVESTMENT BANKING & BROKERAGE—2.0%
Morgan Stanley	18,050	700,340

LEISURE FACILITIES—0.6%
Six Flags Entertainment Corp.	4,600	198,490

LIFE & HEALTH INSURANCE—0.5%
Prudential Financial, Inc.	2,100	189,966

MANAGED HEALTH CARE—1.6%
Aetna, Inc.	3,300	293,139

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MANAGED HEALTH CARE—(CONT.)
UnitedHealth Group, Inc.	2,850	$288,106
		581,245
MULTI-LINE INSURANCE—0.6%
Hartford Financial Services Group, Inc.	4,900	204,281

MULTI-UTILITIES—0.7%
Sempra Energy	2,250	250,560

OIL & GAS EQUIPMENT & SERVICES—0.7%
Halliburton Company	6,550	257,612

OIL & GAS EXPLORATION & PRODUCTION—1.4%
ConocoPhillips	7,150	493,779

OIL, GAS & CONSUMABLE FUELS—0.6%
The Williams Cos., Inc.	4,400	197,736

OTHER DIVERSIFIED FINANCIAL SERVICES—1.0%
Bank of America Corp.	20,400	364,956

PACKAGED FOODS & MEATS—0.5%
Kraft Foods Group, Inc.	3,072	192,492

PHARMACEUTICALS—9.2%
AbbVie, Inc.	7,900	516,976
Eli Lilly & Co.	7,300	503,627
Johnson & Johnson	8,000	836,560
Merck & Co., Inc.	9,100	516,789
Pfizer, Inc.	20,036	624,121
Roche Holding AG#	8,600	292,314
		3,290,387
RAILROADS—1.6%
CSX Corp.	16,250	588,737

RESTAURANTS—1.9%
Darden Restaurants, Inc.	3,650	214,000
McDonald’s Corp.	4,850	454,445
		668,445
SECURITY & ALARM SERVICES—1.2%
Tyco International PLC.	9,400	412,284

SEMICONDUCTOR EQUIPMENT—0.7%
Kla-Tencor Corp.	3,450	242,604

SEMICONDUCTORS—2.8%
Avago Technologies Ltd.	3,700	372,183
Intel Corp.	17,550	636,889
		1,009,072
SOFT DRINKS—3.7%
PepsiCo, Inc.	8,350	789,576
The Coca-Cola Co.	12,350	521,417
		1,310,993

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALIZED FINANCE—1.2%
CME Group, Inc.	4,730	$419,314

SPECIALTY CHEMICALS—0.5%
Rockwood Holdings, Inc.	2,250	177,300

SYSTEMS SOFTWARE—2.7%
Microsoft Corp.	20,550	954,548

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.4%
Apple, Inc.	16,650	1,837,827
Seagate Technology PLC.	6,650	442,225
		2,280,052
TOBACCO—1.8%
Altria Group, Inc.	13,100	645,437

TOTAL COMMON STOCKS (Cost $22,895,059)		32,879,716

PREFERRED STOCKS—0.1%
ADVERTISING—0.1%
Choicestream, Inc., Cl. A*,@,(a)	14,862	11,146
Choicestream, Inc., Cl. B*,@,(a)	31,697	23,773
		34,919
TOTAL PREFERRED STOCKS (Cost $30,903)		34,919

MASTER LIMITED PARTNERSHIP—2.3%
ASSET MANAGEMENT & CUSTODY BANKS—1.6%
The Blackstone Group LP.	16,850	570,036

OIL & GAS STORAGE & TRANSPORTATION—0.7%
Cheniere Energy Partners LP.	8,150	260,800

TOTAL MASTER LIMITED PARTNERSHIP (Cost $654,356)		830,836

REAL ESTATE INVESTMENT TRUST—3.2%
HEALTH CARE—1.0%
Health Care REIT, Inc.	4,750	359,432

OFFICE—0.6%
Digital Realty Trust, Inc.	3,000	198,900

RETAIL—0.9%
Simon Property Group, Inc.	1,850	336,904

SPECIALIZED—0.7%
Lamar Advertising Co.	4,350	233,334

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $927,371)		1,128,570

Total Investments (Cost $24,507,689)(b)	97.7%	34,874,041
Other Assets in Excess of Liabilities	2.3%	835,200
NET ASSETS	100.0%	$35,709,241

#                               American Depositary Receipts.

(a)                       Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.

(b)                       At December 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $24,464,984, amounted to $10,409,057 which consisted of aggregate gross unrealized appreciation of $10,621,431 and aggregate gross unrealized depreciation of $212,374.

*                               Non-income producing security.

@                          Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

Security	Aquisition Date(s)	Cost	Market Value	% of net assets
Choicestream, Inc.	3/14/2014	$500	$1,292	0.00%
Choicestream, Inc., Cl. A	12/17/2013	11,885	11,146	0.03%
Choicestream, Inc., Cl. B	7/10/2014	19,018	23,773	0.07%
Total			$36,211	0.10%

Industry classifications are unaudited.

See Notes to Financial Statements

THE ALGER PORTFOLIOS | ALGER BALANCED PORTFOLIO

Schedule of Investments December 31, 2014

	SHARES	VALUE
COMMON STOCKS—60.8%
AEROSPACE & DEFENSE—2.9%
General Dynamics Corp.	4,500	$619,290
Honeywell International, Inc.	12,100	1,209,032
The Boeing Co.	7,500	974,850
		2,803,172
AIR FREIGHT & LOGISTICS—0.6%
United Parcel Service, Inc., Cl. B	4,800	533,616

AIRPORT SERVICES—0.5%
Macquarie Infrastructure Co., LLC	6,200	440,758

APPAREL RETAIL—0.6%
L Brands, Inc.	7,100	614,505

ASSET MANAGEMENT & CUSTODY BANKS—1.6%
Ameriprise Financial, Inc.	5,100	674,475
BlackRock, Inc.	2,400	858,144
		1,532,619
AUTO PARTS & EQUIPMENT—1.1%
Delphi Automotive PLC.	10,400	756,288
Johnson Controls, Inc.	6,000	290,040
		1,046,328
AUTOMOBILE MANUFACTURERS—0.3%
General Motors Co.	9,400	328,154

BIOTECHNOLOGY—1.1%
Amgen, Inc.	4,400	700,876
Gilead Sciences, Inc.*	4,200	395,892
		1,096,768
CABLE & SATELLITE—1.4%
Comcast Corporation, Cl. A	16,803	974,742
Time Warner Cable, Inc.	2,600	395,356
		1,370,098
CASINOS & GAMING—0.4%
Las Vegas Sands Corp.	6,100	354,776

COMMUNICATIONS EQUIPMENT—1.3%
Cisco Systems, Inc.	25,700	714,846
QUALCOMM, Inc.	7,700	572,341
		1,287,187
CONSUMER ELECTRONICS—0.4%
Garmin Ltd.	6,900	364,527

CONSUMER FINANCE—0.5%
Discover Financial Services	7,500	491,175

DATA PROCESSING & OUTSOURCED SERVICES—0.5%
Xerox Corp.	37,000	512,820

DIVERSIFIED BANKS—3.0%
JPMorgan Chase & Co.	24,700	1,545,726

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DIVERSIFIED BANKS—(CONT.)
Wells Fargo & Co.	25,500	$1,397,910
		2,943,636
DIVERSIFIED CHEMICALS—0.5%
The Dow Chemical Co.	10,100	460,661

DRUG RETAIL—1.1%
CVS Caremark Corp.	11,500	1,107,565

FERTILIZERS & AGRICULTURAL CHEMICALS—0.3%
Potash Corporation of Saskatchewan, Inc.	8,600	303,752

GENERAL MERCHANDISE STORES—0.8%
Target Corp.	10,300	781,873

HEALTH CARE EQUIPMENT—0.5%
St. Jude Medical, Inc.	7,500	487,725

HOME IMPROVEMENT RETAIL—1.4%
The Home Depot, Inc.	12,700	1,333,119

HOTELS RESORTS & CRUISE LINES—0.7%
Royal Caribbean Cruises Ltd.	8,200	675,926

HOUSEHOLD PRODUCTS—1.1%
The Procter & Gamble Co.	11,600	1,056,644

HYPERMARKETS & SUPER CENTERS—0.8%
Wal-Mart Stores, Inc.	9,200	790,096

INDUSTRIAL CONGLOMERATES—1.4%
General Electric Co.	52,500	1,326,675

INTEGRATED OIL & GAS—3.1%
Exxon Mobil Corp.	20,500	1,895,225
Royal Dutch Shell PLC.#	16,100	1,077,895
		2,973,120
INTEGRATED TELECOMMUNICATION SERVICES—2.1%
AT&T, Inc.	19,900	668,441
Verizon Communications, Inc.	28,708	1,342,960
		2,011,401
INTERNET SOFTWARE & SERVICES—1.7%
Facebook, Inc., Cl. A*	4,000	312,080
Google, Inc., Cl. A*	1,300	689,858
Google, Inc., Cl. C*	1,300	684,320
		1,686,258
INVESTMENT BANKING & BROKERAGE—1.2%
Morgan Stanley	30,900	1,198,920

LEISURE FACILITIES—0.4%
Six Flags Entertainment Corp.	8,300	358,145

LIFE & HEALTH INSURANCE—0.3%
Prudential Financial, Inc.	3,700	334,702

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MANAGED HEALTH CARE—1.1%
Aetna, Inc.	6,000	$532,980
UnitedHealth Group, Inc.	5,100	515,559
		1,048,539
MULTI-LINE INSURANCE—0.4%
Hartford Financial Services Group, Inc.	8,800	366,872

MULTI-UTILITIES—0.5%
Sempra Energy	4,100	456,576

OIL & GAS EQUIPMENT & SERVICES—0.5%
Halliburton Company	11,700	460,161

OIL & GAS EXPLORATION & PRODUCTION—0.9%
ConocoPhillips	12,600	870,156

OIL, GAS & CONSUMABLE FUELS—0.4%
The Williams Cos., Inc.	7,800	350,532

OTHER DIVERSIFIED FINANCIAL SERVICES—0.7%
Bank of America Corp.	36,800	658,352

PACKAGED FOODS & MEATS—0.4%
Kraft Foods Group, Inc.	5,500	344,630

PHARMACEUTICALS—6.1%
AbbVie, Inc.	14,200	929,248
Eli Lilly & Co.	12,700	876,173
Johnson & Johnson	14,500	1,516,265
Merck & Co., Inc.	16,400	931,356
Pfizer, Inc.	35,789	1,114,827
Roche Holding AG#	14,800	503,052
		5,870,921
RAILROADS—1.1%
CSX Corp.	29,000	1,050,670

RESTAURANTS—1.3%
Darden Restaurants, Inc.	6,800	398,684
McDonald’s Corp.	8,900	833,930
		1,232,614
SECURITY & ALARM SERVICES—0.7%
Tyco International PLC.	16,400	719,304

SEMICONDUCTOR EQUIPMENT—0.5%
Kla-Tencor Corp.	6,200	435,984

SEMICONDUCTORS—1.9%
Avago Technologies Ltd.	6,600	663,894
Intel Corp.	31,100	1,128,619
		1,792,513
SOFT DRINKS—2.4%
PepsiCo, Inc.	14,800	1,399,488
The Coca-Cola Co.	22,900	966,838
		2,366,326

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALIZED FINANCE—0.8%
CME Group, Inc.	8,400	$744,660

SPECIALTY CHEMICALS—0.3%
Rockwood Holdings, Inc.	4,000	315,200

SYSTEMS SOFTWARE—1.8%
Microsoft Corp.	37,600	1,746,520

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.2%
Apple, Inc.	30,000	3,311,400
Seagate Technology PLC.	11,600	771,400
		4,082,800
TOBACCO—1.2%
Altria Group, Inc.	24,100	1,187,407

TOTAL COMMON STOCKS (Cost $44,827,940)		58,707,458

MASTER LIMITED PARTNERSHIP—1.5%
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
The Blackstone Group LP.	30,000	1,014,900

OIL & GAS STORAGE & TRANSPORTATION—0.5%
Cheniere Energy Partners LP.	14,700	470,400

TOTAL MASTER LIMITED PARTNERSHIP (Cost $1,174,542)		1,485,300

REAL ESTATE INVESTMENT TRUST—2.0%
HEALTH CARE—0.7%
Health Care REIT, Inc.	8,900	673,463

OFFICE—0.4%
Digital Realty Trust, Inc.	5,400	358,020

RETAIL—0.5%
Simon Property Group, Inc.	2,600	473,486

SPECIALIZED—0.4%
Lamar Advertising Co.	7,800	418,392

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $1,678,710)		1,923,361

	PRINCIPAL
	AMOUNT
CORPORATE BONDS—28.5%
AGRICULTURAL PRODUCTS—1.2%
Cargill, Inc., 7.35%, 3/6/2019(a)	1,000,000	1,201,641

COMMUNICATIONS EQUIPMENT—1.3%
Cisco Systems, Inc., 3.63%, 3/4/2024	1,250,000	1,304,099

COMPUTER HARDWARE—4.0%
Dell, Inc., 3.10%, 4/1/2016	1,750,000	1,763,125
Hewlett-Packard Co., 4.38%, 9/15/2021	2,000,000	2,098,778
		3,861,903

	PRINCIPAL
	AMOUNT	VALUE
CORPORATE BONDS—(CONT.)
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.8%
John Deere Capital Corp., 2.75%, 3/15/2022	1,750,000	$1,741,602

DIVERSIFIED BANKS—2.1%
Wells Fargo & Co., 3.30%, 9/9/2024*	2,000,000	2,015,000

HEALTH CARE EQUIPMENT—2.1%
Baxter International, Inc., 3.20%, 6/15/2023	2,000,000	2,018,894

INDUSTRIAL CONGLOMERATES—2.4%
General Electric Capital Corp., 6.00%, 8/7/2019	2,000,000	2,328,718

INTEGRATED OIL & GAS—2.3%
Total Capital SA, 4.45%, 6/24/2020	2,000,000	2,196,882

INTEGRATED TELECOMMUNICATION SERVICES—1.5%
Verizon Communications, Inc., 5.15%, 9/15/2023	1,300,000	1,436,518

INVESTMENT BANKING & BROKERAGE—1.8%
The Goldman Sachs Group, Inc., 5.75%, 1/24/2022	1,500,000	1,736,716

IT CONSULTING & OTHER SERVICES—2.1%
International Business Machines Corp., 7.00%, 10/30/2025	1,525,000	2,015,246

OTHER DIVERSIFIED FINANCIAL SERVICES—2.3%
JPMorgan Chase & Co., 4.35%, 8/15/2021	2,000,000	2,176,490

PACKAGED FOODS & MEATS—2.0%
Campbell Soup Co., 2.50%, 8/2/2022	2,000,000	1,914,458

SEMICONDUCTORS—1.6%
Altera Corp., 4.10%, 11/15/2023	1,500,000	1,555,380

TOTAL CORPORATE BONDS (Cost $27,478,381)		27,503,547

U.S. TREASURY OBLIGATIONS—1.0%
4.50%, 2/15/16	940,000	983,622
(Cost $966,934)		983,622

Total Investments (Cost $76,126,507)(b)	93.8%	90,603,288
Other Assets in Excess of Liabilities	6.2%	5,959,579
NET ASSETS	100.0%	$96,562,867

*                                         Non-income producing security.

#                                         American Depositary Receipts.

(a)                                 Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities are however deemed to be liquid and represent 1.2% of the net assets of the Portfolio.

(b)                                 At December 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $76,052,353, amounted to $14,550,935 which consisted of aggregate gross unrealized appreciation of $14,990,648 and aggregate gross unrealized depreciation of $439,713.

Industry classifications are unaudited.

See Notes to Financial Statements

THE ALGER PORTFOLIOS

Statement of Assets and Liabilities December 31, 2014

	Alger Capital	Alger Large Cap
	Appreciation Portfolio	Growth Portfolio

ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$505,633,191	$310,761,499
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	501,178	325,446
Cash and cash equivalents	19,640,429	5,057,076
Receivable for investment securities sold	8,401,542	—
Receivable for shares of beneficial interest sold	312,043	45,803
Dividends and interest receivable	274,718	97,716
Prepaid expenses	21,692	17,321
Total Assets	534,784,793	316,304,861

LIABILITIES:
Payable for investment securities purchased	6,177,304	—
Payable for shares of beneficial interest redeemed	965,376	629,810
Accrued investment advisory fees	384,954	203,347
Accrued transfer agent fees	13,500	11,439
Accrued distribution fees	6,185	1,446
Accrued administrative fees	13,069	7,876
Accrued shareholder administrative fees	4,752	2,864
Accrued other expenses	109,339	107,965
Total Liabilities	7,674,479	964,747
NET ASSETS	$527,110,314	$315,340,114

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	441,745,466	287,922,568
Undistributed net investment income	438,579	—
Undistributed net realized gain	6,777,565	8,346,160
Net unrealized appreciation on investments	78,148,704	19,071,386
NET ASSETS	$527,110,314	$315,340,114

* Identified cost	$427,551,758	$291,733,329
** Identified cost	$433,651	$282,229

See Notes to Financial Statements.

	Alger Capital	Alger Large Cap
	Appreciation Portfolio	Growth Portfolio

NET ASSETS BY CLASS:
Class I-2	$499,123,265	$308,933,495
Class S	$27,987,049	$6,406,619

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	6,995,767	5,258,443
Class S	405,156	110,176

NET ASSET VALUE PER SHARE:
Class I-2 — Net Asset Value Per Share	$71.35	$58.75
Class S — Net Asset Value Per Share	$69.08	$58.15

See Notes to Financial Statements.

	Alger Mid Cap Growth	Alger SMid Cap
	Portfolio	Growth Portfolio

ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$147,044,321	$47,654,139
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	1,243,619	—
Cash and cash equivalents	7,787,946	635,143
Receivable for investment securities sold	1,009,394	542,299
Receivable for shares of beneficial interest sold	74,519	84,997
Dividends and interest receivable	44,143	19,316
Receivable from Investment Manager	—	3,230
Prepaid expenses	11,908	5,900
Total Assets	157,215,850	48,945,024

LIABILITIES:
Payable for investment securities purchased	951,586	310,855
Payable for shares of beneficial interest redeemed	224,875	—
Accrued investment advisory fees	106,599	34,914
Accrued transfer agent fees	7,611	2,553
Accrued distribution fees	1,265	—
Accrued administrative fees	3,857	1,185
Accrued shareholder administrative fees	1,403	431
Accrued other expenses	123,481	41,697
Total Liabilities	1,420,677	391,635
NET ASSETS	$155,795,173	$48,553,389

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	159,358,800	40,271,577
Undistributed net investment income (accumulated loss)	(361,313)	(3,686)
Undistributed net realized gain (accumulated realized loss)	(16,681,134)	336,283
Net unrealized appreciation on investments	13,478,820	7,949,215
NET ASSETS	$155,795,173	$48,553,389

* Identified cost	$133,587,978	$39,704,924
** Identified cost	$1,221,141	$—

See Notes to Financial Statements.

	Alger Mid Cap Growth	Alger SMid Cap
	Portfolio	Growth Portfolio

NET ASSETS BY CLASS:
Class I-2	$150,219,485	$48,553,389
Class S	$5,575,688	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	7,579,091	6,472,562
Class S	293,268	—

NET ASSET VALUE PER SHARE:
Class I-2 — Net Asset Value Per Share	$19.82	$7.50
Class S — Net Asset Value Per Share	$19.01	$—

See Notes to Financial Statements.

	Alger Small Cap	Alger Growth &
	Growth Portfolio	Income Portfolio

ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$365,068,497	$34,837,830
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	736,278	36,211
Cash and cash equivalents	5,349,523	855,525
Receivable for investment securities sold	2,804,728	—
Receivable for shares of beneficial interest sold	183,734	2,865
Dividends and interest receivable	166,018	49,904
Prepaid expenses	20,883	6,011
Total Assets	374,329,661	35,788,346

LIABILITIES:
Payable for investment securities purchased	1,056,553	—
Payable for shares of beneficial interest redeemed	315,841	13,953
Accrued investment advisory fees	270,751	18,972
Accrued transfer agent fees	15,939	2,311
Accrued administrative fees	9,192	892
Accrued shareholder administrative fees	3,343	324
Accrued other expenses	126,636	42,653
Total Liabilities	1,798,255	79,105
NET ASSETS	$372,531,406	$35,709,241

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	275,831,349	30,267,121
Undistributed net investment income (accumulated loss)	(350,743)	51,263
Undistributed net realized gain (accumulated realized loss)	28,397,735	(4,975,496)
Net unrealized appreciation on investments	68,653,065	10,366,353
NET ASSETS	$372,531,406	$35,709,241

* Identified cost	$296,415,431	$24,476,286
** Identified cost	$736,278	$31,403

See Notes to Financial Statements.

	Alger Small Cap	Alger Growth &
	Growth Portfolio	Income Portfolio

NET ASSETS BY CLASS:
Class I-2	$372,531,406	$35,709,241

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	12,516,389	2,181,472

NET ASSET VALUE PER SHARE:
Class I-2 — Net Asset Value Per Share	$29.76	$16.37

See Notes to Financial Statements.

Alger Balanced
Portfolio

ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$90,603,288
Cash and cash equivalents	5,655,893
Receivable for shares of beneficial interest sold	48,028
Dividends and interest receivable	406,248
Prepaid expenses	14,298
Total Assets	96,727,755

LIABILITIES:
Payable for shares of beneficial interest redeemed	47,127
Accrued investment advisory fees	62,041
Accrued transfer agent fees	4,067
Accrued administrative fees	2,403
Accrued shareholder administrative fees	874
Accrued other expenses	48,376
Total Liabilities	164,888
NET ASSETS	$96,562,867

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	92,337,948
Undistributed net investment income	1,325,193
Undistributed net realized gain (accumulated realized loss)	(11,577,055)
Net unrealized appreciation on investments	14,476,781
NET ASSETS	$96,562,867

* Identified cost	$76,126,507

See Notes to Financial Statements.

Alger Balanced
Portfolio

NET ASSETS BY CLASS:
Class I-2	$96,562,867

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	6,670,792

NET ASSET VALUE PER SHARE:
Class I-2 — Net Asset Value Per Share	$14.48

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statement of Operations for the year ended December 31, 2014

	Alger Capital	Alger Large Cap
	Appreciation Portfolio	Growth Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$5,459,128	$2,914,872
Interest	11,289	4,919
Total Income	5,470,417	2,919,791

EXPENSES:
Advisory fees — Note 3(a)	4,017,322	2,225,985
Distribution fees — Note 3(c)
Class S	58,243	12,372
Shareholder administrative fees — Note 3(f)	49,597	31,352
Administration fees — Note 3(b)	136,391	86,218
Custodian fees	84,387	57,225
Interest expenses	261	1,764
Transfer agent fees and expenses — Note 3(f)	90,900	64,155
Printing fees	97,150	96,650
Professional fees	58,300	50,255
Registration fees	3,544	4,890
Trustee fees — Note 3(g)	24,616	24,291
Fund accounting fees	69,742	43,405
Miscellaneous	39,942	30,687
Total Expenses	4,730,395	2,729,249
NET INVESTMENT INCOME	740,022	190,542

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	73,444,421	58,137,171
Net realized gain on redemption-in-kind	659,438	—
Net realized gain on foreign currency transactions	2,677	—
Net change in unrealized (depreciation) on investments, options and foreign currency	(11,214,033)	(25,707,732)
Net realized and unrealized gain on investments, options, and foreign currency	62,892,503	32,429,439
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,632,525	$32,619,981

* Foreign withholding taxes	$19,842	$3,179

See Notes to Financial Statements.

	Alger Mid Cap Growth	Alger SMid Cap
	Portfolio	Growth Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$1,469,493	$482,693
Interest	2,905	296
Total Income	1,472,398	482,989

EXPENSES:
Advisory fees — Note 3(a)	1,213,741	467,909
Distribution fees — Note 3(c)
Class S	15,090	—
Shareholder administrative fees — Note 3(f)	15,971	5,777
Administration fees — Note 3(b)	43,919	15,886
Custodian fees	161,300	50,556
Interest expenses	208	1,964
Transfer agent fees and expenses — Note 3(f)	40,245	16,306
Printing fees	80,375	7,325
Professional fees	35,635	29,877
Registration fees	13,966	6,500
Trustee fees — Note 3(g)	24,052	23,895
Fund accounting fees	21,619	4,931
Miscellaneous	20,902	8,652
Total Expenses	1,687,023	639,578
Less, expense reimbursements/waivers — Note 3(a)	—	(65,725)
Net Expenses	1,687,023	573,853
NET INVESTMENT LOSS	(214,625)	(90,864)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	21,152,856	10,463,152
Net realized (loss) on foreign currency transactions	(2,215)	—
Net realized gain on options written	3,760,690	—
Net change in unrealized (depreciation) on investments, options and foreign currency	(12,558,304)	(7,971,574)
Net change in unrealized (depreciation) on written options	(91,029)	—
Net realized and unrealized gain on investments, options, and foreign currency	12,261,998	2,491,578
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,047,373	$2,400,714

* Foreign withholding taxes	$693	$118

See Notes to Financial Statements.

	Alger Small Cap	Alger Growth &
	Growth Portfolio	Income Portfolio

INCOME:
Dividends (net of foreign withholding taxes*)	$2,259,934	$1,147,571
Interest	2,537	1,258
Total Income	2,262,471	1,148,829

EXPENSES:
Advisory fees — Note 3(a)	3,461,101	205,761
Shareholder administrative fees — Note 3(f)	42,729	3,517
Administration fees — Note 3(b)	117,506	9,672
Custodian fees	74,880	32,536
Interest expenses	5,364	14
Transfer agent fees and expenses — Note 3(f)	84,570	12,740
Printing fees	125,500	19,450
Professional fees	52,880	32,733
Registration fees	7,254	8,721
Trustee fees — Note 3(g)	24,646	23,821
Fund accounting fees	55,593	2,072
Miscellaneous	44,797	5,135
Total Expenses	4,096,820	356,172
NET INVESTMENT INCOME (LOSS)	(1,834,349)	792,657

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	51,931,261	2,104,791
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(56,184,378)	1,223,123
Net realized and unrealized gain (loss) on investments, options, and foreign currency	(4,253,117)	3,327,914
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,087,466)	$4,120,571

* Foreign withholding taxes	$1,049	$8,253

See Notes to Financial Statements.

Alger Balanced
Portfolio

INCOME:
Dividends (net of foreign withholding taxes*)	$2,041,013
Interest	824,662
Total Income	2,865,675

EXPENSES:
Advisory fees — Note 3(a)	677,322
Shareholder administrative fees — Note 3(f)	9,540
Administration fees — Note 3(b)	26,234
Custodian fees	34,946
Transfer agent fees and expenses — Note 3(f)	22,225
Printing fees	19,375
Professional fees	34,110
Registration fees	7,222
Trustee fees — Note 3(g)	23,913
Fund accounting fees	10,567
Miscellaneous	11,263
Total Expenses	876,717
NET INVESTMENT INCOME	1,988,958

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	1,872,668
Net change in unrealized appreciation on investments, options and foreign currency	4,670,548
Net realized and unrealized gain on investments, options, and foreign currency	6,543,216
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,532,174

* Foreign withholding taxes	$14,537

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statement of Changes in Net Assets

	Alger Capital Appreciation Portfolio
	For the	For the
	Year Ended	Year Ended
	December 31, 2014	December 31, 2013

Net investment income	$740,022	$1,378,641
Net realized gain on investments, options, redemption-in-kind and foreign currency	74,106,536	57,504,583
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(11,214,033)	66,928,235
Net increase in net assets resulting from operations	63,632,525	125,811,459

Dividends and distributions to shareholders from:
Net investment income:
Class I-2	(455,057)	(1,514,306)
Class S	—	(19,207)
Net realized gains:
Class I-2	(72,756,420)	(47,300,426)
Class S	(4,146,950)	(2,030,390)
Total dividends and distributions to shareholders	(77,358,427)	(50,864,329)

Increase (decrease) from shares of beneficial interest transactions:
Class I-2	47,268,624	44,223,287
Class S	9,352,955	3,200,309
Net increase from shares of beneficial interest transactions — Note 6	56,621,579	47,423,596
Total increase	42,895,677	122,370,726

Net Assets:
Beginning of period	484,214,637	361,843,911
END OF PERIOD	$527,110,314	$484,214,637
Undistributed net investment income	$438,579	$803,310

See Notes to Financial Statements.

	Alger Large Cap Growth Portfolio
	For the	For the
	Year Ended	Year Ended
	December 31, 2014	December 31, 2013

Net investment income	$190,542	$1,016,743
Net realized gain on investments, options and foreign currency	58,137,171	66,379,567
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(25,707,732)	21,375,921
Net increase in net assets resulting from operations	32,619,981	88,772,231

Dividends and distributions to shareholders from:
Net investment income:
Class I-2	(478,826)	(2,234,492)
Class S	—	(11,174)
Net realized gains:
Class I-2	(48,514,252)	—
Class S	(1,008,331)	—
Total dividends and distributions to shareholders	(50,001,409)	(2,245,666)

Increase (decrease) from shares of beneficial interest transactions:
Class I-2	12,832,204	(49,176,833)
Class S	1,760,896	(1,338,236)
Net increase (decrease) from shares of beneficial interest transactions — Note 6	14,593,100	(50,515,069)
Total increase (decrease)	(2,788,328)	36,011,496

Net Assets:
Beginning of period	318,128,442	282,116,946
END OF PERIOD	$315,340,114	$318,128,442
Undistributed net investment income	$—	$680,357

See Notes to Financial Statements.

	Alger Mid Cap Growth Portfolio
	For the	For the
	Year Ended	Year Ended
	December 31, 2014	December 31, 2013

Net investment loss	$(214,625)	$(132,538)
Net realized gain on investments, options and foreign currency	24,911,331	26,949,828
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(12,649,333)	19,530,646
Net increase in net assets resulting from operations	12,047,373	46,347,936

Dividends and distributions to shareholders from:

Net investment income:
Class I-2	—	(473,145)
Total dividends and distributions to shareholders	—	(473,145)

Increase (decrease) from shares of beneficial interest transactions:

Class I-2	(19,550,616)	(16,969,107)
Class S	(1,412,686)	(1,683,302)
Net decrease from shares of beneficial interest transactions — Note 6	(20,963,302)	(18,652,409)
Total increase (decrease)	(8,915,929)	27,222,382

Net Assets:

Beginning of period	164,711,102	137,488,720
END OF PERIOD	$155,795,173	$164,711,102
Undistributed net investment income (accumulated loss)	$(361,313)	$15,655

See Notes to Financial Statements.

	Alger SMid Cap Growth Portfolio
	For the	For the
	Year Ended	Year Ended
	December 31, 2014	December 31, 2013

Net investment loss	$(90,864)	$(57,168)
Net realized gain on investments, options and foreign currency	10,463,152	12,264,739
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(7,971,574)	8,433,763
Net increase in net assets resulting from operations	2,400,714	20,641,334

Dividends and distributions to shareholders from:
Net realized gains:
Class I-2	(13,104,846)	(13,265,810)
Total dividends and distributions to shareholders	(13,104,846)	(13,265,810)

Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(16,995,380)	2,256,602
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(16,995,380)	2,256,602
Total increase (decrease)	(27,699,512)	9,632,126

Net Assets:
Beginning of period	76,252,901	66,620,775
END OF PERIOD	$48,553,389	$76,252,901
Undistributed net investment income (accumulated loss)	$(3,686)	$73,214

See Notes to Financial Statements.

	Alger Small Cap Growth Portfolio
	For the	For the
	Year Ended	Year Ended
	December 31, 2014	December 31, 2013

Net investment loss	$(1,834,349)	$(1,919,578)
Net realized gain on investments, options and foreign currency	51,931,261	78,790,311
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(56,184,378)	67,432,819
Net increase (decrease) in net assets resulting from operations	(6,087,466)	144,303,552

Dividends and distributions to shareholders from:

Net realized gains:
Class I-2	(34,412,972)	(64,194,959)
Total dividends and distributions to shareholders	(34,412,972)	(64,194,959)

Increase (decrease) from shares of beneficial interest transactions:

Class I-2	(102,191,260)	(12,607,988)
Net decrease from shares of beneficial interest transactions — Note 6	(102,191,260)	(12,607,988)
Total increase (decrease)	(142,691,698)	67,500,605

Net Assets:

Beginning of period	515,223,104	447,722,499
END OF PERIOD	$372,531,406	$515,223,104
Undistributed net investment income (accumulated loss)	$(350,743)	$72,468

See Notes to Financial Statements.

	Alger Growth & Income Portfolio
	For the	For the
	Year Ended	Year Ended
	December 31, 2014	December 31, 2013

Net investment income	$792,657	$689,460
Net realized gain on investments, options and foreign currency	2,104,791	1,923,692
Net change in unrealized appreciation on investments, options and foreign currency	1,223,123	6,059,893
Net increase in net assets resulting from operations	4,120,571	8,673,045

Dividends and distributions to shareholders from:

Net investment income:
Class I-2	(772,364)	(656,624)
Total dividends and distributions to shareholders	(772,364)	(656,624)

Increase (decrease) from shares of beneficial interest transactions:

Class I-2	(3,457,836)	(2,696,304)
Net decrease from shares of beneficial interest transactions — Note 6	(3,457,836)	(2,696,304)
Total increase (decrease)	(109,629)	5,320,117

Net Assets:

Beginning of period	35,818,870	30,498,753
END OF PERIOD	$35,709,241	$35,818,870
Undistributed net investment income	$51,263	$148,880

See Notes to Financial Statements.

	Alger Balanced Portfolio
	For the	For the
	Year Ended	Year Ended
	December 31, 2014	December 31, 2013

Net investment income	$1,988,958	$1,466,267
Net realized gain on investments, options and foreign currency	1,872,668	6,760,024
Net change in unrealized appreciation on investments, options and foreign currency	4,670,548	5,229,266
Net increase in net assets resulting from operations	8,532,174	13,455,557

Dividends and distributions to shareholders from:
Net investment income:
Class I-2	(1,846,710)	(1,104,450)
Total dividends and distributions to shareholders	(1,846,710)	(1,104,450)

Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(5,699,198)	(9,903,212)
Net decrease from shares of beneficial interest transactions — Note 6	(5,699,198)	(9,903,212)
Total increase	986,266	2,447,895

Net Assets:
Beginning of period	95,576,601	93,128,706
END OF PERIOD	$96,562,867	$95,576,601
Undistributed net investment income	$1,325,193	$1,389,652

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Portfolio

	Class I-2
	Year ended		Year ended	Year ended	Year ended	Year ended
	12/31/2014		12/31/2013	12/31/2012	12/31/2011	12/31/2010
Net asset value, beginning of period	$73.41		$60.81	$51.96	$52.16	$45.92
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.12		0.24	0.69	0.15	0.08
Net realized and unrealized gain (loss) on investments	10.04		20.99	8.80	(0.29)	6.34
Total from investment operations	10.16		21.23	9.49	(0.14)	6.42
Dividends from net investment income	(0.08)		(0.27)	(0.62)	(0.06)	(0.18)
Distributions from net realized gains	(12.14)		(8.36)	(0.02)	—	—
Net asset value, end of period	$71.35		$73.41	$60.81	$51.96	$52.16
Total return	13.75%		35.19%	18.30%	(0.30)%	14.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$499,123		$464,465	$348,152	$296,320	$284,225
Ratio of gross expenses to average net assets	0.94%		0.96%	0.96%	0.97%	0.98%
Ratio of expense reimbursements to average net assets	—		—	—	(0.03)%	(0.04)%
Ratio of net expenses to average net assets	0.94%		0.96%	0.96%	0.94%	0.94%
Ratio of net investment income (loss) to average net assets	0.16%		0.34%	1.18%	0.28%	0.17%
Portfolio turnover rate	143.20	%(ii)	117.15%	139.19%	156.27%	203.56%

(i)    Amount was computed based on average shares outstanding during the period.

(ii)   Amount excludes redemption in kind of $3,842,231. See note 6 to the financial statements.

See Notes to Financial Statements.

	Class S
	Year ended		Year ended	Year ended	Year ended	Year ended
	12/31/2014		12/31/2013	12/31/2012	12/31/2011	12/31/2010
Net asset value, beginning of period	$71.54		$59.46	$50.72	$51.04	$45.01
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.08)		0.03	0.48	(0.04)	(0.08)
Net realized and unrealized gain (loss) on investments	9.76		20.49	8.60	(0.28)	6.20
Total from investment operations	9.68		20.52	9.08	(0.32)	6.12
Dividends from net investment income	—		(0.08)	(0.32)	—	(0.09)
Distributions from net realized gains	(12.14)		(8.36)	(0.02)	—	—
Net asset value, end of period	$69.08		$71.54	$59.46	$50.72	$51.04
Total return	13.45%		34.79%	17.89%	(0.63)%	13.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$27,987		$19,750	$13,692	$12,038	$12,760
Ratio of gross expenses to average net assets	1.21%		1.26%	1.30%	1.31%	1.34%
Ratio of expense reimbursements to average net assets	—		—	—	(0.03)%	(0.04)%
Ratio of net expenses to average net assets	1.21%		1.26%	1.30%	1.28%	1.30%
Ratio of net investment income (loss) to average net assets	(0.11)%		0.04%	0.83%	(0.07)%	(0.18)%
Portfolio turnover rate	143.20	%(ii)	117.15%	139.19%	156.27%	203.56%

(i)    Amount was computed based on average shares outstanding during the period.

(ii)   Amount excludes redemption in kind of $3,842,231. See note 6 to the financial statements.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Large Cap Growth Portfolio

	Class I-2
	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010
Net asset value, beginning of period	$62.80	$46.82	$43.13	$43.68	$38.80
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.04	0.19	0.59	0.26	0.40
Net realized and unrealized gain (loss) on investments	6.91	16.23	3.65	(0.37)	4.77
Total from investment operations	6.95	16.42	4.24	(0.11)	5.17
Dividends from net investment income	(0.11)	(0.44)	(0.55)	(0.44)	(0.29)
Distributions from net realized gains	(10.89)	—	—	—	—
Net asset value, end of period	$58.75	$62.80	$46.82	$43.13	$43.68
Total return	10.99%	35.08%	9.87%	(0.35)%	13.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$308,933	$312,953	$277,121	$300,951	$345,893
Ratio of gross expenses to average net assets	0.86%	0.88%	0.87%	0.85%	0.85%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	0.86%	0.88%	0.87%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	0.07%	0.35%	1.28%	0.59%	1.02%
Portfolio turnover rate	230.73%	220.66%	154.11%	53.27%	53.52%

(i)    Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

	Class S
	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010
Net asset value, beginning of period	$62.40	$46.46	$42.58	$43.11	$38.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.21)	(0.01)	0.36	0.08	0.23
Net realized and unrealized gain (loss) on investments	6.85	16.08	3.62	(0.37)	4.70
Total from investment operations	6.64	16.07	3.98	(0.29)	4.93
Dividends from net investment income	—	(0.13)	(0.10)	(0.24)	(0.20)
Distributions from net realized gains	(10.89)	—	—	—	—
Net asset value, end of period	$58.15	$62.40	$46.46	$42.58	$43.11
Total return	10.56%	34.57%	9.38%	(0.76)%	12.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,407	$5,175	$4,996	$6,625	$8,369
Ratio of gross expenses to average net assets	1.25%	1.25%	1.31%	1.25%	1.27%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	1.25%	1.25%	1.31%	1.25%	1.27%
Ratio of net investment income (loss) to average net assets	(0.32)%	(0.01)%	0.78%	0.19%	0.60%
Portfolio turnover rate	230.73%	220.66%	154.11%	53.27%	53.52%

(i)    Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Portfolio

	Class I-2
	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010
Net asset value, beginning of period	$18.35	$13.55	$11.66	$12.75	$10.68
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.02)	(0.01)	0.03	(0.05)	0.01
Net realized and unrealized gain (loss) on investments	1.49	4.86	1.86	(1.00)	2.06
Total from investment operations	1.47	4.85	1.89	(1.05)	2.07
Dividends from net investment income	—	(0.05)	—	(0.04)	—
Net asset value, end of period	$19.82	$18.35	$13.55	$11.66	$12.75
Total return	8.01%	35.84%	16.21%	(8.27)%	19.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$150,219	$158,172	$131,230	$130,151	$159,609
Ratio of gross expenses to average net assets	1.04%	1.04%	1.03%	1.00%	0.98%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	1.04%	1.04%	1.03%	1.00%	0.98%
Ratio of net investment income (loss) to average net assets	(0.12)%	(0.07)%	0.25%	(0.39)%	0.12%
Portfolio turnover rate	187.96%	165.86%	227.21%	245.35%	214.93%

(i)    Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

	Class S
	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010
Net asset value, beginning of period	$17.67	$13.05	$11.28	$12.34	$10.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.09)	(0.07)	(0.02)	(0.10)	(0.03)
Net realized and unrealized gain (loss) on investments	1.43	4.69	1.79	(0.96)	1.99
Total from investment operations	1.34	4.62	1.77	(1.06)	1.96
Net asset value, end of period	$19.01	$17.67	$13.05	$11.28	$12.34
Total return	7.58%	35.40%	15.69%	(8.59)%	18.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,576	$6,539	$6,259	$6,748	$8,859
Ratio of gross expenses to average net assets	1.40%	1.40%	1.45%	1.38%	1.39%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	1.40%	1.40%	1.45%	1.38%	1.39%
Ratio of net investment income (loss) to average net assets	(0.47)%	(0.43)%	(0.17)%	(0.78)%	(0.31)%
Portfolio turnover rate	187.96%	165.86%	227.21%	245.35%	214.93%

(i)    Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Growth Portfolio

	Class I-2
	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010
Net asset value, beginning of period	$9.81	$9.02	$8.60	$8.96	$7.25
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.02)	(0.01)	—	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	0.49	2.87	1.23	(0.29)	1.76
Total from investment operations	0.47	2.86	1.23	(0.34)	1.72
Distributions from net realized gains	(2.78)	(2.07)	(0.81)	(0.02)	(0.01)
Net asset value, end of period	$7.50	$9.81	$9.02	$8.60	$8.96
Total return	4.90%	32.22%	14.54%	(3.87)%	23.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$48,553	$76,253	$66,621	$57,882	$69,327
Ratio of gross expenses to average net assets	1.10%	1.07%	1.08%	1.06%	1.11%
Ratio of expense reimbursements to average net assets	(0.11)%	(0.08)%	(0.09)%	(0.07)%	(0.12)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets	(0.16)%	(0.08)%	(0.01)%	(0.54)%	(0.57)%
Portfolio turnover rate	96.90%	94.55%	94.59%	59.22%	65.55%

(i)    Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Portfolio

	Class I-2
	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010
Net asset value, beginning of period	$32.64	$27.78	$31.03	$32.05	$25.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.14)	(0.13)	0.02	(0.22)	(0.19)
Net realized and unrealized gain (loss) on investments	0.27	9.52	3.72	(0.80)	6.66
Total from investment operations	0.13	9.39	3.74	(1.02)	6.47
Distributions from net realized gains	(3.01)	(4.53)	(5.20)	—	—
Return of capital	—	—	(1.79)	—	—
Net asset value, end of period	$29.76	$32.64	$27.78	$31.03	$32.05
Total return	0.44%	34.26%	12.50%	(3.18)%	25.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$372,531	$515,223	$447,722	$497,693	$530,423
Ratio of gross expenses to average net assets	0.96%	0.95%	0.96%	0.94%	0.95%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	0.96%	0.95%	0.96%	0.94%	0.95%
Ratio of net investment income (loss) to average net assets	(0.43)%	(0.39)%	0.07%	(0.69)%	(0.68)%
Portfolio turnover rate	93.84%	78.65%	83.35%	66.91%	68.99%

(i)    Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Portfolio

	Class I-2
	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010
Net asset value, beginning of period	$14.88	$11.67	$10.74	$10.25	$9.26
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.35	0.28	0.27	0.17	0.16
Net realized and unrealized gain on investments	1.48	3.20	1.05	0.50	0.97
Total from investment operations	1.83	3.48	1.32	0.67	1.13
Dividends from net investment income	(0.34)	(0.27)	(0.39)	(0.18)	(0.14)
Net asset value, end of period	$16.37	$14.88	$11.67	$10.74	$10.25
Total return	12.52%	29.92%	12.34%	6.51%	12.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$35,709	$35,819	$30,499	$30,991	$32,935
Ratio of gross expenses to average net assets	1.01%	1.01%	1.09%	1.09%	1.12%
Ratio of expense reimbursements to average net assets	—	—	—	(0.05)%	(0.05)%
Ratio of net expenses to average net assets	1.01%	1.01%	1.09%	1.04%	1.07%
Ratio of net investment income (loss) to average net assets	2.25%	2.07%	2.35%	1.58%	1.72%
Portfolio turnover rate	17.56%	24.93%	41.86%	79.18%	41.75%

(i)    Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Balanced Portfolio

	Class I-2
	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010
Net asset value, beginning of period	$13.49	$11.84	$11.31	$11.61	$10.79
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.29	0.20	0.13	0.14	0.28
Net realized and unrealized gain (loss) on investments	0.98	1.61	0.56	(0.12)	0.82
Total from investment operations	1.27	1.81	0.69	0.02	1.10
Dividends from net investment income	(0.28)	(0.16)	(0.16)	(0.32)	(0.28)
Net asset value, end of period	$14.48	$13.49	$11.84	$11.31	$11.61
Total return	9.43%	15.28%	6.23%	0.03%	10.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$96,563	$95,577	$93,129	$101,811	$119,804
Ratio of gross expenses to average net assets	0.92%	0.95%	0.95%	0.93%	0.91%
Ratio of expense reimbursements to average net assets	—	—	—	(0.04)%	(0.04)%
Ratio of net expenses to average net assets	0.92%	0.95%	0.95%	0.89%	0.87%
Ratio of net investment income (loss) to average net assets	2.09%	1.56%	1.13%	1.20%	2.60%
Portfolio turnover rate	24.89%	71.66%	122.50%	102.79%	69.30%

(i)    Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Portfolios (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Board Accounting Standards Codification 946-Financial Services — Investment Companies. The Fund operates as a series company currently issuing seven series of shares of beneficial interest: Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio (collectively the “Portfolios” and individually a “Portfolio”). Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio and Alger Small Cap Growth Portfolio invest primarily in equity securities and each has an investment objective of long-term capital appreciation. Alger Growth & Income Portfolio’s investment objectives are capital appreciation and current income; and it also invests primarily in equity securities. Alger Balanced Portfolio’s investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed-income securities. Shares of the Portfolios are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans.

Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio and Alger Mid Cap Growth Portfolio offer Class I-2 shares and Class S shares; each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses. Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio offer only Class I-2 shares.

NOTE 2 — Significant Accounting Policies:

(a)         Investment Valuation: The Portfolios value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of Trustees. Investments of the Portfolios are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Portfolios invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that a Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolios. Unobservable inputs are inputs that reflect the Portfolios’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The Portfolios’ valuation techniques are generally consistent with either the market or income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Fund’s Board of Trustees (“Board”) and comprised of representatives of the Fund’s investment advisor. The Committee reports its valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee formally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Portfolios’ pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Portfolios will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b)         Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

(c)          Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d)         Foreign Currency Transactions: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e)          Option Contracts: When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Portfolios may also purchase put and call options. Each Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk of loss associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f)            Lending of Fund Securities: The Portfolios may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets, as defined in its prospectuses. The Portfolios earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Portfolios may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Portfolios are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Portfolios. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of December 31, 2014.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

(g)         Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolios on the ex-dividend date.

Alger Growth & Income Portfolio declares and pays dividends from net investment income quarterly. The dividends from net investment income of the other Portfolios are declared and paid annually.

With respect to all Portfolios, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset value of the Portfolios and are designed to present the Portfolio’s capital accounts on a tax basis.

(h)         Federal Income Taxes: It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Portfolio maintains such compliance, no federal income tax provision is required.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Portfolios to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Portfolios file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Portfolios’ tax returns remains open for the tax years 2011-2014. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i)            Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Portfolio are allocated among the Portfolio’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(j)            Estimates: These financial statements have been prepared in accordance with accounting

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a)         Investment Advisory Fees: The fees incurred by each Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended December 31, 2014, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Tier 3	Actual Rate
Alger Capital Appreciation Portfolio(a)	0.810%	0.650%	0.600%	0.810%
Alger Large Cap Growth Portfolio(b)	0.710	0.600	—	0.710
Alger Mid Cap Growth Portfolio(b)	0.760	0.700	—	0.760
Alger SMid Cap Growth Portfolio(b)	0.810	0.750	—	0.810
Alger Small Cap Growth Portfolio(b)	0.810	0.750	—	0.810
Alger Growth & Income Portfolio(b)	0.585	0.550	—	0.585
Alger Balanced Portfolio(b)	0.710	0.550	—	0.710

(a)                   Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 to $4 billion, and Tier 3 rate is paid on assets in excess of $4 billion.

(b)                   Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

Alger Management has voluntarily established an expense cap for the Alger SMid Cap Growth Portfolio. Alger Management will reimburse the Alger SMid Cap Growth Portfolio if annualized operating expenses (excluding interest, taxes, brokerage, dividend expense and extraordinary expenses) exceed 0.99% of the daily average net assets through April 30, 2015. For the year ended December 31, 2014, Alger Management reimbursed management fees of the Alger SMid Cap Growth Portfolio totaling $65,725.

(b)         Administration Fees: Fees incurred by each Portfolio, pursuant to the provisions of the Fund’s Fund Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Portfolio at the annual rate of 0.0275%.

(c)          Distribution Fees: Class S shares—The Fund has adopted a Distribution Plan pursuant to which Class S shares of each Portfolio offering such shares pay Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”), a fee at the annual rate of .25% of the respective average daily net assets of the Class S shares of the designated Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the Class S shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

(d)         Brokerage Commissions: During the year ended December 31, 2014, Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio,

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio paid Alger Inc. commissions of $223,712, $251,663, $95,779, $21,845, $288,251, $6,166 and $10,078, respectively, in connection with securities transactions.

(e)          Interfund Loans: The Portfolios, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund (including a portfolio) may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.

During the year ended December 31, 2014, Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio and Alger Small Cap Portfolio incurred interest expense of $25, $563, $22, $1,608 and $5,351, respectively, in connection with interfund loans which are included in interest expenses in the Statement of Operations. During the year ended December 31, 2014, Alger Capital Appreciation Portfolio and Alger Small Cap Growth Portfolio earned interfund loan interest income of $1,594 and $38 which are included in interest income in the Statement of Operations. There were no interfund loans outstanding for the year ended December 31, 2014.

(f)            Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Portfolios compensate Alger Management at the annual rate of 0.01% of the average daily net assets for these services.

(g)         Trustee Fees: From January 1, 2014 through March 5, 2014, each Portfolio paid each trustee who is not affiliated with Alger Management or its affiliates $880 for each meeting attended, to a maximum of $3,520 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board received an additional annual fee of $22,500 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management. Additionally, each member of the Portfolio’s audit committee received $75 from the Portfolio for each audit committee meeting attended, to a maximum of $300 per annum.

Effective March 6, 2014, each Portfolio pays each trustee who is not affiliated with Alger Management or its affiliates $950 for each meeting attended, to a maximum of $3,800 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board receives an additional annual fee of $24,300 which is paid, pro rata, by all U.S.-registered funds sponsored by Alger Management. Additionally, each member of the Portfolio’s audit committee receives $81 from the Portfolio for each audit committee meeting attended, to a maximum of $324 per annum..

(h)         Other Transactions With Affiliates: Certain officers of the Fund are directors and officers

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

of Alger Management and the Distributor.

NOTE 4 — Securities Transactions:

Purchases and sales of securities, other than U.S. Government securities, purchased options and short-term securities, for the year ended December 31, 2014, were as follows:

	PURCHASES	SALES
Alger Capital Appreciation Portfolio	$694,167,580	$717,270,192
Alger Large Cap Growth Portfolio	716,458,038	745,478,167
Alger Mid Cap Growth Portfolio	295,057,588	319,021,867
Alger SMid Cap Growth Portfolio	55,268,246	84,809,109
Alger Small Cap Growth Portfolio	395,121,827	529,007,906
Alger Growth & Income Portfolio	6,124,952	10,049,191
Alger Balanced Portfolio	22,966,758	28,391,492

Written call and put options activity for the year ended December 31, 2014, was as follows:

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED
Alger Mid Cap Growth Portfolio
Put Options outstanding at December 31, 2013	1,569	$415,441
Put Options written	30,818	6,261,815
Put Options closed	(20,917)	(4,401,041)
Put Options expired	(6,270)	(948,814)
Put Options exercised	(5,200)	(1,327,401)
Put Options outstanding at December 31, 2014	—	$—

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED
Alger Mid Cap Growth Portfolio
Call Options outstanding at December 31, 2013	736	$168,007
Call Options written	10,843	2,922,587
Call Options closed	(5,667)	(1,650,894)
Call Options expired	(3,157)	(494,833)
Call Options exercised	(2,755)	(944,867)
Call Options outstanding at December 31, 2014	—	$—

NOTE 5 — Borrowings:

The Portfolios may borrow from their custodian on an uncommitted basis. Each Portfolio pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate. The Portfolios may also borrow from other portfolios advised by Alger Management, as discussed in Note 3(e). For the year ended December 31, 2014, the Portfolios had the following borrowings from their custodian and other portfolios:

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Capital Appreciation Portfolio	$13,110	1.99%
Alger Large Cap Growth Portfolio	108,152	1.66
Alger Mid Cap Growth Portfolio	5,868	1.82
Alger SMid Cap Growth Portfolio	163,443	1.20
Alger Small Cap Growth Portfolio	491,496	1.09
Alger Growth & Income Portfolio	663	2.18

The highest amount borrowed from custodian and other portfolios during the year ended December 31, 2014 for each Portfolio was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Portfolio	$3,940,171
Alger Large Cap Growth Portfolio	3,142,084
Alger Mid Cap Growth Portfolio	722,000
Alger SMid Cap Growth Portfolio	19,321,000
Alger Small Cap Growth Portfolio	31,941,000
Alger Growth & Income Portfolio	97,960

NOTE 6 — Share Capital:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value for each share class. During the year ended December 31, 2014 and the year ended December 31, 2013, the transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	DECEMBER 31, 2014		DECEMBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Portfolio
Class I-2:
Shares sold	940,779	$72,613,814	1,008,017	$71,145,326
Dividends reinvested	990,568	70,993,981	666,501	47,988,079
Shares redeemed	(1,262,854)	(96,339,171)	(1,072,360)	(74,910,118)
Net increase	668,493	$47,268,624	602,158	$44,223,287
Class S:
Shares sold	134,186	$10,066,864	92,849	$6,366,862
Dividends reinvested	59,754	4,146,950	29,209	2,049,597
Shares redeemed	(64,868)	(4,860,859)	(76,245)	(5,216,150)
Net increase	129,072	$9,352,955	45,813	$3,200,309

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	DECEMBER 31, 2014		DECEMBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Large Cap Growth Portfolio
Class I-2:
Shares sold	325,502	$21,295,560	304,607	$16,435,420
Dividends reinvested	829,267	48,993,079	36,363	2,234,492
Shares redeemed	(879,536)	(57,456,435)	(1,277,198)	(67,846,745)
Net increase (decrease)	275,233	$12,832,204	(936,228)	$(49,176,833)
Class S:
Shares sold	30,845	$2,108,799	3,568	$176,667
Dividends reinvested	17,239	1,008,331	183	11,175
Shares redeemed	(20,835)	(1,356,234)	(28,356)	(1,526,078)
Net increase (decrease)	27,249	$1,760,896	(24,605)	$(1,338,236)

Alger Mid Cap Growth Portfolio
Class I-2:
Shares sold	690,762	$13,090,149	1,014,169	$15,819,681
Dividends reinvested	—	—	26,462	473,145
Shares redeemed	(1,730,990)	(32,640,765)	(2,103,972)	(33,261,933)
Net decrease	(1,040,228)	$(19,550,616)	(1,063,341)	$(16,969,107)
Class S:
Shares sold	5,662	$101,947	26,072	$416,641
Shares redeemed	(82,569)	(1,514,633)	(135,375)	(2,099,943)
Net decrease	(76,907)	$(1,412,686)	(109,303)	$(1,683,302)

Alger SMid Cap Growth Portfolio
Class I-2:
Shares sold	672,470	$6,713,413	611,280	$6,308,121
Dividends reinvested	1,754,330	13,104,846	1,384,740	13,265,810
Shares redeemed	(3,723,279)	(36,813,639)	(1,611,585)	(17,317,329)
Net increase (decrease)	(1,296,479)	$(16,995,380)	384,435	$2,256,602

Alger Small Cap Growth Portfolio
Class I-2:
Shares sold	1,465,607	$47,599,645	2,726,507	$88,224,760
Dividends reinvested	1,160,640	34,412,972	2,021,888	64,194,959
Shares redeemed	(5,896,114)	(184,203,877)	(5,079,273)	(165,027,707)
Net decrease	(3,269,867)	$(102,191,260)	(330,878)	$(12,607,988)

Alger Growth & Income Portfolio
Class I-2:
Shares sold	110,630	$1,709,266	161,994	$2,160,695
Dividends reinvested	49,464	772,364	48,160	656,624
Shares redeemed	(386,283)	(5,939,466)	(415,388)	(5,513,623)
Net decrease	(226,189)	$(3,457,836)	(205,234)	$(2,696,304)

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	DECEMBER 31, 2014		DECEMBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Balanced Portfolio
Class I-2:
Shares sold	499,342	$6,978,317	490,939	$6,267,348
Dividends reinvested	127,447	1,846,710	82,792	1,104,449
Shares redeemed	(1,039,539)	(14,524,225)	(1,358,736)	(17,275,009)
Net decrease	(412,750)	$(5,699,198)	(785,005)	$(9,903,212)

During the year ended December 31, 2014, shares redeemed for the Class I-2 shares of Alger Capital Appreciation Portfolio include redemption-in-kind transactions of 51,493 valued at $4,087,535. The Portfolio had realized gains on these transactions of $659,438 recorded in the Statement of Operations.

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended December 31, 2014 and the year ended December 31, 2013 were as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	DECEMBER 31, 2014	DECEMBER 31, 2013
Alger Capital Appreciation Portfolio
Distributions paid from:
Ordinary Income	$16,094,670	$25,810,141
Long-term capital gain	61,263,757	25,054,188
Total distributions paid	$77,358,427	$50,864,329

Alger Large Cap Growth Portfolio
Distributions paid from:
Ordinary Income	$32,299,443	$2,245,666
Long-term capital gain	17,701,966	—
Total distributions paid	$50,001,409	$2,245,666

Alger Mid Cap Growth Portfolio
Distributions paid from:
Ordinary Income	$—	$473,145
Long-term capital gain	—	—
Total distributions paid	$—	$473,145

Alger SMid Cap Growth Portfolio
Distributions paid from:
Ordinary Income	$1,954,413	$2,110,382
Long-term capital gain	11,150,433	11,155,428
Total distributions paid	$13,104,846	$13,265,810

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	DECEMBER 31, 2014	DECEMBER 31, 2013
Alger Small Cap Growth Portfolio
Distributions paid from:
Ordinary Income	$1,155,289	$13,474,083
Long-term capital gain	33,257,683	50,720,876
Total distributions paid	$34,412,972	$64,194,959

Alger Growth & Income Portfolio
Distributions paid from:
Ordinary Income	$772,364	$656,624
Long-term capital gain	—	—
Total distributions paid	$772,364	$656,624

Alger Balanced Portfolio
Distributions paid from:
Ordinary Income	$1,846,710	$1,104,450
Long-term capital gain	—	—
Total distributions paid	$1,846,710	$1,104,450

As of December 31, 2014 the components of accumulated gains (losses) on a tax basis were as follows:

Alger Capital Appreciation Portfolio
Undistributed ordinary income	$2,738,709
Undistributed long-term gains	9,585,948
Net accumulated earnings	12,324,657
Capital loss carryforwards	—
Net unrealized appreciation	73,040,191
Total accumulated earnings	$85,364,848

Alger Large Cap Growth Portfolio
Undistributed ordinary income	$5,877,643
Undistributed long-term gains	2,843,046
Net accumulated earnings	8,720,689
Capital loss carryforwards	—
Net unrealized appreciation	18,696,858
Total accumulated earnings	$27,417,547

Alger Mid Cap Growth Portfolio
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(12,858,058)
Late year ordinary income losses	(3,385,998)
Net unrealized appreciation	12,680,430
Total accumulated losses	$(3,563,626)

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger SMid Cap Growth Portfolio
Undistributed ordinary income	$—
Undistributed long-term gains	1,288,393
Net accumulated earnings	1,288,393
Capital loss carryforwards	(186,879)
Late year ordinary income losses	(516,099)
Net unrealized appreciation	7,696,397
Total accumulated earnings	$8,281,812

Alger Small Cap Growth Portfolio
Undistributed ordinary income	$—
Undistributed long-term gains	30,316,955
Net accumulated earnings	30,316,955
Capital loss carryforwards	—
Net unrealized appreciation	66,383,103
Total accumulated earnings	$96,700,058

Alger Growth & Income Portfolio
Undistributed ordinary income	$51,263
Undistributed long-term gains	—
Net accumulated earnings	51,263
Capital loss carryforwards	(5,000,766)
Late year ordinary income losses	(17,435)
Net unrealized appreciation	10,409,057
Total accumulated earnings	$5,442,119

Alger Balanced Portfolio
Undistributed ordinary income	$1,325,195
Undistributed long-term gains	—
Net accumulated earnings	1,325,195
Capital loss carryforwards	(11,424,346)
Late year ordinary income losses	(226,864)
Net unrealized appreciation	14,550,935
Total accumulated earnings	$4,224,920

At December 31, 2014, the Portfolios, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains.

	Alger Capital
	Appreciation	Alger Large Cap	Alger Mid Cap	Alger SMid Cap
Expiration Dates	Portfolio	Growth Portfolio	Growth Portfolio	Growth Portfolio
2017	—	—	$12,858,058	$186,879
Total	—	—	$12,858,058	$186,879

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Alger Small Cap	Alger Growth &	Alger Balanced
Expiration Dates	Growth Portfolio	Income Portfolio	Portfolio
2017	—	$4,563,184	$11,424,346
2018	—	437,582	—
Total	—	$5,000,766	$11,424,346

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolios on or after January 1, 2011 will not be subject to expiration. In addition, losses incurred on or after January 1, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

During the year ended December 31, 2014 the Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio utilized $205,676, $28,414,696, $62,293, $2,160,967, and $2,192,821 of their capital loss carryforwards, respectively.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, 988 currency transactions, the tax treatment of partnerships investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from Real Estate Investment Trust investments.

Permanent differences primarily from net operating losses, real estate investment trusts and partnership investments sold by the Portfolios, resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2014:

Alger Capital Appreciation Portfolio
Accumulated undistributed net investment income (accumulated loss)	$(649,696)
Accumulated net realized gain (accumulated realized loss)	$2,043
Paid-in Capital	$647,653

Alger Large Cap Growth Portfolio
Accumulated undistributed net investment income (accumulated loss)	$(392,073)
Accumulated net realized gain (accumulated realized loss)	$392,073
Paid-in Capital	$—

Alger Mid Cap Growth Portfolio
Accumulated undistributed net investment income (accumulated loss)	$(162,343)
Accumulated net realized gain (accumulated realized loss)	$311,862
Paid-in Capital	$(149,519)

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger SMid Cap Growth Portfolio
Accumulated undistributed net investment income (accumulated loss)	$13,964
Accumulated net realized gain (accumulated realized loss)	$(13,964)
Paid-in Capital	$—

Alger Small Cap Growth Portfolio
Accumulated undistributed net investment income (accumulated loss)	$1,411,138
Accumulated net realized gain (accumulated realized loss)	$198,877
Paid-in Capital	$(1,610,015)

Alger Growth & Income Portfolio
Accumulated undistributed net investment income (accumulated loss)	$(117,910)
Accumulated net realized gain (accumulated realized loss)	$117,911
Paid-in Capital	$(1)

Alger Balanced Portfolio
Accumulated undistributed net investment income (accumulated loss)	$(206,707)
Accumulated net realized gain (accumulated realized loss)	$206,707
Paid-in Capital	$—

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Portfolio’s Schedule of Investments. Based upon the nature, characteristics, and risks associated with their investments as of December 31, 2014, the Portfolios have determined that presenting them by security type and sector is appropriate.

Alger Small Cap Growth Portfolio rights are valued at zero as of December 31, 2014.

Alger Capital Appreciation Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$83,103,647	$83,086,273	$—	$17,374
Consumer Staples	26,523,031	26,523,031	—	—
Energy	17,936,695	17,936,695	—	—
Financials	26,259,424	26,259,424	—	—
Health Care	93,134,195	88,398,680	4,735,515	—
Industrials	60,648,267	60,648,267	—	—
Information Technology	166,949,021	166,699,241	—	249,780
Materials	8,454,265	8,454,265	—	—
Telecommunication Services	3,868,341	3,868,341	—	—
Utilities	2,016,979	2,016,979	—	—
TOTAL COMMON STOCKS	$488,893,865	$483,891,196	$4,735,515	$267,154

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Capital Appreciation Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
MASTER LIMITED PARTNERSHIP
Financials	$10,985,833	$10,985,833	$—	$—
PREFERRED STOCKS
Consumer Discretionary	483,803	—	—	483,803
Health Care	919,116	—	—	919,116
Information Technology	1,167,033	—	—	1,167,033
TOTAL PREFERRED STOCKS	$2,569,952	—	—	$2,569,952
REAL ESTATE INVESTMENT TRUST
Financials	3,684,719	3,684,719	—	—
TOTAL INVESTMENTS IN SECURITIES	$506,134,369	$498,561,748	$4,735,515	$2,837,106

Alger Large Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$51,794,748	$51,783,131	—	$11,617
Consumer Staples	14,055,897	14,055,897	—	—
Energy	10,667,874	10,667,874	—	—
Financials	10,923,379	10,923,379	—	—
Health Care	64,677,554	64,677,554	—	—
Industrials	19,365,477	19,365,477	—	—
Information Technology	117,717,762	117,566,076	—	151,686
Materials	2,341,248	2,341,248	—	—
Telecommunication Services	3,931,980	3,931,980	—	—
Utilities	2,304,240	2,304,240	—	—
TOTAL COMMON STOCKS	$297,780,159	$297,616,856	—	$163,303
MASTER LIMITED PARTNERSHIP
Financials	11,683,986	11,683,986	—	—
PREFERRED STOCKS
Consumer Discretionary	313,829	—	—	313,829
Health Care	600,248	—	—	600,248
Information Technology	708,723	—	—	708,723
TOTAL PREFERRED STOCKS	$1,622,800	—	—	$1,622,800
TOTAL INVESTMENTS IN SECURITIES	$311,086,945	$309,300,842	—	$1,786,103

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$39,431,710	$39,425,820	$—	$5,890
Consumer Staples	6,548,104	6,548,104	—	—
Energy	5,006,114	5,006,114	—	—
Financials	8,451,521	8,124,684	326,837	—
Health Care	20,433,781	19,634,108	799,673	—
Industrials	22,877,849	22,877,849	—	—
Information Technology	30,025,849	29,949,788	—	76,061
Materials	5,191,189	5,191,189	—	—
Telecommunication Services	3,984,066	3,984,066	—	—
Utilities	1,154,912	1,154,912	—	—
TOTAL COMMON STOCKS	$143,105,095	$141,896,634	$1,126,510	$81,951
MASTER LIMITED PARTNERSHIP
Financials	1,823,250	1,823,250	—	—
PREFERRED STOCKS
Consumer Discretionary	161,940	—	—	161,940
Health Care	1,393,205	—	—	1,393,205
Information Technology	355,410	—	—	355,410
TOTAL PREFERRED STOCKS	$1,910,555	—	—	$1,910,555
REAL ESTATE INVESTMENT TRUST
Financials	1,449,040	1,449,040	—	—
TOTAL INVESTMENTS IN SECURITIES	$148,287,940	$145,168,924	$1,126,510	$1,992,506

Alger SMid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$8,685,774	$8,685,774	—	—
Consumer Staples	1,586,668	1,586,668	—	—
Energy	1,164,646	1,164,646	—	—
Financials	3,106,905	3,106,905	—	—
Health Care	9,029,579	9,029,579	—	—
Industrials	8,124,344	8,124,344	—	—
Information Technology	10,571,129	10,548,030	—	23,099
Materials	3,070,503	3,070,503	—	—
TOTAL COMMON STOCKS	$45,339,548	$45,316,449	—	$23,099
MASTER LIMITED PARTNERSHIP
Financials	364,719	364,719	—	—
PREFERRED STOCKS
Health Care	146,520	—	—	146,520
Information Technology	107,910	—	—	107,910
TOTAL PREFERRED STOCKS	$254,430	—	—	$254,430
REAL ESTATE INVESTMENT TRUST
Financials	1,695,442	1,695,442	—	—
TOTAL INVESTMENTS IN SECURITIES	$47,654,139	$47,376,610	—	$277,529

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$59,391,240	$59,391,240	—	$—
Consumer Staples	14,161,140	14,161,140	—	—
Energy	7,617,813	7,617,813	—	—
Financials	19,087,249	19,087,249	—	—
Health Care	85,636,555	85,636,555	—	—
Industrials	44,423,408	44,423,408	—	—
Information Technology	101,712,437	101,712,437	—	—
Materials	19,759,127	19,759,127	—	—
Utilities	1,905,296	1,905,296	—	—
TOTAL COMMON STOCKS	$353,694,265	$353,694,265	—	—
PREFERRED STOCKS
Health Care	1,730,458	—	—	1,730,458
REAL ESTATE INVESTMENT TRUST
Financials	10,380,052	10,380,052	—	—
RIGHTS
Health Care	—	—	—	—
TOTAL INVESTMENTS IN SECURITIES	$365,804,775	$364,074,317	—	$1,730,458

Alger Growth & Income Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$4,763,842	$4,762,550	—	$1,292
Consumer Staples	3,800,609	3,800,609	—	—
Energy	2,622,024	2,622,024	—	—
Financials	4,718,899	4,718,899	—	—
Health Care	4,770,997	4,770,997	—	—
Industrials	3,833,139	3,833,139	—	—
Information Technology	6,406,984	6,406,984	—	—
Materials	610,345	610,345	—	—
Telecommunication Services	1,102,317	1,102,317	—	—
Utilities	250,560	250,560	—	—
TOTAL COMMON STOCKS	$32,879,716	$32,878,424	—	$1,292
MASTER LIMITED PARTNERSHIP
Energy	260,800	260,800	—	—
Financials	570,036	570,036	—	—
TOTAL MASTER LIMITED PARTNERSHIP	$830,836	$830,836	—	—
PREFERRED STOCKS
Consumer Discretionary	34,919	—	—	34,919
REAL ESTATE INVESTMENT TRUST
Financials	1,128,570	1,128,570	—	—
TOTAL INVESTMENTS IN SECURITIES	$34,874,041	$34,837,830	—	$36,211

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Balanced Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$8,460,065	$8,460,065	$—	—
Consumer Staples	6,852,668	6,852,668	—	—
Energy	4,653,969	4,653,969	—	—
Financials	8,270,936	8,270,936	—	—
Health Care	8,503,953	8,503,953	—	—
Industrials	6,874,195	6,874,195	—	—
Information Technology	11,544,082	11,544,082	—	—
Materials	1,079,613	1,079,613	—	—
Telecommunication Services	2,011,401	2,011,401	—	—
Utilities	456,576	456,576	—	—
TOTAL COMMON STOCKS	$58,707,458	$58,707,458	—	—
CORPORATE BONDS
Consumer Staples	3,116,099	—	3,116,099	—
Energy	2,196,882	—	2,196,882	—
Financials	5,928,206	—	5,928,206	—
Health Care	2,018,894	—	2,018,894	—
Industrials	4,070,320	—	4,070,320	—
Information Technology	8,736,628	—	8,736,628	—
Telecommunication Services	1,436,518	—	1,436,518	—
TOTAL CORPORATE BONDS	$27,503,547	—	$27,503,547	—
MASTER LIMITED PARTNERSHIP
Energy	470,400	470,400	—	—
Financials	1,014,900	1,014,900	—	—
TOTAL MASTER LIMITED PARTNERSHIP	$1,485,300	$1,485,300	—	—
REAL ESTATE INVESTMENT TRUST
Financials	1,923,361	1,923,361	—	—
U.S. TREASURY OBLIGATIONS
U.S. Government & Agency	983,622	—	983,622	—
TOTAL INVESTMENTS IN SECURITIES	$90,603,288	$62,116,119	$28,487,169	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Portfolio	Common Stocks
Opening balance at January 1, 2014	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(8,211)
Purchases and sales	—
Purchases	275,366
Sales	—
Closing balance at December 31, 2014	267,154
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 12/31/2014	$(8,211)

Alger Capital Appreciation Portfolio	Convertible Note
Opening balance at January 1, 2014	$153,177
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	6,574
Included in net unrealized gain (loss) on investments	—
Purchases, sales and conversions	—
Purchases	—
Sales	—
Conversions	(159,751)
Closing balance at December 31, 2014	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 12/31/2014	$—

Alger Capital Appreciation Portfolio	Preferred Stocks
Opening balance at January 1, 2014	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	209,745
Purchases, sales and conversions	—
Purchases	2,200,456
Sales	—
Conversions	159,751
Closing balance at December 31, 2014	2,569,952
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 12/31/2014	$209,745

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Large Cap Growth Portfolio	Common Stocks
Opening balance at January 1, 2014	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(4,333)
Purchases and sales	—
Purchases	167,636
Sales	—
Closing balance at December 31, 2014	163,303
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 12/31/2014	$(4,333)

Alger Large Cap Growth Portfolio	Convertible Note
Opening balance at January 1, 2014	$102,423
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	4,396
Included in net unrealized gain (loss) on investments	—
Purchases, sales and conversions	—
Purchases	—
Sales	—
Conversions	(106,819)
Closing balance at December 31, 2014	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 12/31/2014	$—

Alger Large Cap Growth Portfolio	Preferred Stocks
Opening balance at January 1, 2014	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	140,035
Purchases, sales and conversions	—
Purchases	1,375,946
Sales	—
Conversions	106,819
Closing balance at December 31, 2014	1,622,800
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 12/31/2014	$140,035

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Mid Cap Growth Portfolio	Common Stocks
Opening balance at January 1, 2014	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(2,133)
Purchases and sales	—
Purchases	84,084
Sales	—
Closing balance at December 31, 2014	81,951
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 12/31/2014	$(2,133)

Alger Mid Cap Growth Portfolio	Convertible Note
Opening balance at January 1, 2014	$51,926
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	2,228
Included in net unrealized gain (loss) on investments	—
Purchases, sales and conversions	—
Purchases	—
Sales	—
Conversions	(54,154)
Closing balance at December 31, 2014	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 12/31/2014	$—

Alger Mid Cap Growth Portfolio	Preferred Stocks
Opening balance at January 1, 2014	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	75,319
Purchases, sales and conversions	—
Purchases	1,781,081
Sales	—
Conversions	54,154
Closing balance at December 31, 2014	1,910,555
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 12/31/2014	$75,319

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger SMid Cap Growth Portfolio	Common Stocks
Opening balance at January 1, 2014	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(1,745)
Purchases and sales	—
Purchases	24,844
Sales	—
Closing balance at December 31, 2014	23,099
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 12/31/2014	$(1,745)

Alger SMid Cap Growth Portfolio	Preferred Stocks
Opening balance at January 1, 2014	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	30,372
Purchases and sales	—
Purchases	224,058
Sales	—
Closing balance at December 31, 2014	254,430
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 12/31/2014	$30,372

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Growth Portfolio	Preferred Stocks
Opening balance at January 1, 2014	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	262,328
Purchases and sales	—
Purchases	1,468,130
Sales	—
Closing balance at December 31, 2014	1,730,458
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 12/31/2014	$262,328

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Growth & Income Portfolio	Common Stocks
Opening balance at January 1, 2014	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	793
Purchases and sales	—
Purchases	500
Sales	—
Closing balance at December 31, 2014	1,292
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 12/31/2014	$793

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Growth & Income Portfolio	Convertible Note
Opening balance at January 1, 2014	$11,396
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	489
Included in net unrealized gain (loss) on investments	—
Purchases, sales and conversions	—
Purchases	—
Sales	—
Conversions	(11,885)
Closing balance at December 31, 2014	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 12/31/2014	$—

Alger Growth & Income Portfolio	Preferred Stocks
Opening balance at January 1, 2014	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	4,016
Purchases, sales and conversions	—
Purchases	19,018
Sales	—
Conversions	11,885
Closing balance at December 31, 2014	34,919
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 12/31/2014	$4,016

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of December 31, 2014. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to our fair value measurements.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value
	December 31,	Valuation	Unobservable
	2014	Methodology	Input	Range
Alger Capital Appreciation Portfolio
Common Stock	$17,374	Market	Revenue Multiple	2.7x to 4.3x
		Approach	EBITDA Multiple	15.6x to 46.4x
Common Stock	$249,780	Income	Discount Rate	10%
		Approach
Preferred Stocks	$483,803	Market	Revenue Multiple	2.7x to 4.3x
		Approach	EBITDA Multiple	15.6x to 46.4x
Preferred Stocks	$2,086,149	Income	Discount Rate	10%
		Approach

Alger Large Cap Growth Portfolio
Common Stock	$11,617	Market	Revenue Multiple	2.7x to 4.3x
		Approach	EBITDA Multiple	15.6x to 46.4x
Common Stock	$151,686	Income	Discount Rate	10%
		Approach
Preferred Stocks	$313,829	Market	Revenue Multiple	2.7x to 4.3x
		Approach	EBITDA Multiple	15.6x to 46.4x
Preferred Stocks	$1,308,971	Income	Discount Rate	10%
		Approach

Alger Mid Cap Growth Portfolio
Common Stock	$5,890	Market	Revenue Multiple	2.7x to 4.3x
		Approach	EBITDA Multiple	15.6x to 46.4x
Common Stock	$76,061	Income	Discount Rate	10%
		Approach
Preferred Stocks	$161,940	Market	Revenue Multiple	2.7x to 4.3x
		Approach	EBITDA Multiple	15.6x to 46.4x
Preferred Stocks	$672,826	Income	Discount Rate	10%
		Approach
Preferred Stocks	$1,075,789	Income	Discount Rate	15%
		Approach

Alger SMid Cap Growth Portfolio
Common Stock	$23,099	Income	Discount Rate	10%
		Approach
Preferred Stocks	$254,430	Income	Discount Rate	10%
		Approach

Alger Small Cap Growth Portfolio
Preferred Stocks	$994,180	Income	Discount Rate	10%
		Approach
Preferred Stocks	$736,278	Income	Discount Rate	15%
		Approach

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value
	December 31,	Valuation	Unobservable
	2014	Methodology	Input	Range
Alger Growth & Income Portfolio
Common Stock	$1,292	Market	Revenue Multiple	2.7x to 4.3x
		Approach	EBITDA Multiple	15.6x to 46.4x
Preferred Stocks	$34,919	Market	Revenue Multiple	2.7x to 4.3x
		Approach	EBITDA Multiple	15.6x to 46.4x

The significant unobservable inputs used in the fair value measurement of the company’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above.

On December 31, 2014, there were no transfers of securities between Level 1 and Level 2.

Certain of the Portfolios’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of December 31, 2014, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash and Cash equivalents:
Alger Capital Appreciation Portfolio	$19,640,429	$19,640,429	—	—
Alger Large Cap Growth Portfolio	5,057,076	5,057,076	—	—
Alger Mid Cap Growth Portfolio	7,787,946	7,787,946	—	—
Alger SMid Cap Growth Portfolio	635,143	635,143	—	—
Alger Small Cap Growth Portfolio	5,349,523	5,349,523	—	—
Alger Growth & Income Portfolio	855,525	855,525	—	—
Alger Balanced Portfolio	5,655,893	5,655,893	—	—
Total	$44,981,535	$44,981,535	—	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Portfolios seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolios invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices. The Portfolios purchase call options to increase their exposure to stock market risk and also provide diversification of risk. The Portfolios purchase put options in order to protect from significant market declines that may occur over a short period of time. The Portfolios will write covered call and cash-secured put options to generate cash flows while reducing the volatility of the portfolio. The cash flows may be an important source of the Portfolios’ return, although written call options may reduce the

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolios’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolios with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the year ended December, 31 2014, options were used in accordance with this objective.

The Portfolios’ option contracts were not subject to any rights of offset with any counterparty. All of the Portfolios’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

There were no open derivative instruments as of December, 31, 2014.

For the year ended December, 31, 2014, Alger Mid Cap Growth Portfolio had option purchases of $7,387,384 and option sales of $10,596,367. The effect of derivative instruments on the Statement of Operations for the year ended December, 31, 2014 is as follows:

NET REALIZED GAIN ON INVESTMENTS, OPTIONS

Alger Mid Cap Growth Portfolio

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$5,967
Written Options	3,760,690
Total	$3,766,657

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, OPTIONS

Alger Mid Cap Growth Portfolio

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$17,208
Written Options	(91,029)
Total	$(73,821)

NOTE 10 — Affiliated Securities:

The securities listed below are deemed to be affiliates of the Portfolios because the Portfolios or their affiliates owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2014. Purchase and sale transactions and dividend income earned during the period were as follows:

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Shares/Par
	at			Shares/Par
	December			at		Realized	Value at
	31,	Purchases/	Sales/	December	Dividend	Gain	December
Security	2013	Conversion	Conversion	31, 2014	Income	(Loss)	31, 2014

Alger Capital Appreciation Portfolio
Common Stocks
Choicestream, Inc.*	—	23,166	—	23,166	—	—	17,374
Preferred Stocks
Choicestream, Inc.
Class A & Class B*	—	645,071	—	645,071	—	—	483,803
Convertible Notes
Choicestream, Inc.*	153,177	—	(159,751)	—	—	6,574	—

Alger Large Cap Growth Portfolio
Common Stocks
Choicestream, Inc.*	—	15,490	—	15,490	—	—	11,617
Preferred Stocks
Choicestream, Inc.
Class A & Class B*	—	418,439	—	418,439	—	—	313,829
Convertible Notes
Choicestream, Inc.*	102,423	—	(106,819)	—	—	4,396	—

Alger Mid Cap Growth Portfolio
Common Stocks
Choicestream, Inc.*	—	7,853	—	7,853	—	—	5,890
Preferred Stocks
Choicestream, Inc.
Class A & Class B*	—	215,920	—	215,920	—	—	161,940
Tolero
Pharmaceuticals, Inc.*	—	356,682	—	356,682	—	—	1,075,789
Convertible Notes
Choicestream, Inc.*	51,926	—	(54,154)	—	—	2,228	—

Alger Small Cap Growth Portfolio
Preferred Stocks
Tolero
Pharmaceuticals, Inc.*	—	244,116	—	244,116	—	—	736,278

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Shares/Par
	at			Shares/Par
	December			at		Realized	Value at
	31,	Purchases/	Sales/	December	Dividend	Gain	December
Security	2013	Conversion	Conversion	31, 2014	Income	(Loss	31, 2014

Alger Growth & Income Portfolio
Common Stocks
Choicestream, Inc.*	—	1,723	—	1,723	—	—	1,292
Preferred Stocks
Choicestream, Inc.
Class A & Class B*	—	46,559	—	46,559	—	—	34,919
Convertible Notes
Choicestream, Inc.*	11,396	—	(11,885)	—	—	489	—

* Non-income producing security.

NOTE 11 — Subsequent Events:

Management of each Portfolio has evaluated events that have occurred subsequent to December, 31, 2014 through the issuance date of the financial statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Alger Portfolios and Shareholders of the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Portfolios (the “Funds”), comprised of Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting The Alger Portfolios as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

February 23, 2015

THE ALGER PORTFOLIOS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2014 and ending December 31, 2014

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Six Months Ended December 31, 2014(a)	Annualized Expense Ratio For the Six Months Ended December 31, 2014(b)
Alger Capital Appreciation Portfolio
Class I-2	Actual	$1,000.00	$1,068.00	$4.90	0.94%
	Hypothetical(c)	1,000.00	1,020.47	4.79	0.94
Class S	Actual	1,000.00	1,066.48	6.30	1.21
	Hypothetical(c)	1,000.00	1,019.11	6.16	1.21

Alger Large Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,040.12	$4.42	0.86%
	Hypothetical(c)	1,000.00	1,020.87	4.38	0.86
Class S	Actual	1,000.00	1,038.05	6.42	1.25
	Hypothetical(c)	1,000.00	1,018.90	6.36	1.25

Alger Mid Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,018.50	$5.29	1.04%
	Hypothetical(c)	1,000.00	1,019.96	5.30	1.04
Class S	Actual	1,000.00	1,016.58	7.12	1.40
	Hypothetical(c)	1,000.00	1,018.15	7.12	1.40

Alger SMid Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,010.92	$5.02	0.99%
	Hypothetical(c)	1,000.00	1,020.16	5.04	0.99

Alger Small Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$999.47	$4.84	0.96%
	Hypothetical(c)	1,000.00	1,020.37	4.89	0.96

Alger Growth & Income Portfolio
Class I-2	Actual	$1,000.00	$1,057.36	$5.24	1.01%
	Hypothetical(c)	1,000.00	1,020.11	5.14	1.01

Alger Balanced Portfolio
Class I-2	Actual	$1,000.00	$1,039.61	$4.73	0.92%
	Hypothetical(c)	1,000.00	1,020.57	4.69	0.92

(a)              Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 184/365 (to reflect the one-half year period).

(b)              Annualized.

(c)                5% annual return before expenses.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below. In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Institutional Funds, Alger Global Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”). Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

			Number
			of Funds
			in the
			Alger Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Fund	Principal Occupations	Since	by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (53)	Director of Development, Pennsylvania Ballet 2004-2013; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	25
NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (61)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	25
Roger P. Cheever (69)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	25
Stephen E. O’Neil (82)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	25
David Rosenberg (52)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	25
Nathan E. Saint-Amand M.D. (77)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	25

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”

			Number
			of Funds
			in the
			Alger Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Fund	Principal Occupations	Since	by Trustee
OFFICERS

Hal Liebes (50) President	Executive Vice President, Chief Operating Officer, Chief Legal Officer and Secretary of Alger Management and Alger Inc.; Director since 2006 of Alger Management, Alger Inc. and Resources.	2005	N/A
Lisa A. Moss (49) Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management since 2006.	2006	N/A
Michael D. Martins (49) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005	N/A
Anthony S. Caputo (59) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A
Sergio M. Pavone (53) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A
Patrick J. Murphy (44) Chief Compliance Officer	Senior Vice President of Alger Management since 2014.	2014	N/A
Joshua M. Lindauer (27) Assistant Secretary	Employed by Alger Management since 2014.	2014	N/A

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 18, 2014, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Fund and Fred Alger Management, Inc. (“Alger Management”). The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Fund’s portfolios (each a “Portfolio”), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Fred Alger & Company, Incorporated (“Alger Inc.”), from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Portfolios grow and whether the fee levels in the Agreement reflect such economies of scale. These materials included a presentation and analysis of the Portfolios and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the Fund’s Chief Compliance Officer and having no other material relationship with Alger Management or its affiliates..

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates (derived in part from periodic meetings with and presentations by investment management and Portfolio distribution personnel), and the materials provided at the meeting. They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Portfolios. The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals currently responsible for the investment operations of the Portfolios. They also considered the resources and practices of Alger Management in managing each Portfolio, as well as Alger Management’s overall investment management business. They noted especially Alger Management’s established expertise in managing portfolios of “growth” stocks and that, according to an analysis provided by FUSE, the characteristics of each equity Portfolio had been consistent with those of a fund that holds itself out to investors as growth-oriented. They also noted that during the year Alger Management had increased the number of experienced investment management personnel providing services to the Portfolios by almost 30 percent, and they took notice of the ability of the manager of the fixed-income portion of the Balanced Portfolio to manage fixed-income instruments across the credit and credit quality spectra. The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Fund are considerable. The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. They also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Fund’s affairs are provided separately under an Fund Administration Agreement and a Shareholder Administrative Services Agreement with Alger Management. The Trustees also considered the control and compliance environment at Alger Management and within the Fund.

Investment Performance of the Portfolios. Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Portfolio’s returns for the year-to-date (at 6/30/14), second-quarter of 2014, 1-, 3-, and 5-year and longer periods to the extent available (and its year-by-year returns), together with supplemental performance data through 8/31/14, and compared them with benchmark and peer-group data for the same periods. They noted that, with the exception of the Small Cap Portfolio, all of the Portfolios surpassed or virtually matched the medians of their peers in the 2014 year to date (and for the 2014 second quarter), with some (Capital Appreciation Portfolio, Large Cap Portfolio and, to a lesser extent, Mid Cap Portfolio) continuing such performance from prior periods and others (SMid Cap Portfolio, Growth & Income Portfolio and Balanced Portfolio) showing promising improvement over prior periods. Capital Appreciation Portfolio, Large Cap Portfolio and Balanced Portfolio also surpassed or virtually met their benchmarks for the year to date and 2014 second quarter, while the other Portfolios fell short. Small Cap Portfolio virtually matched its peer medians for the 2014 second quarter but otherwise underperformed its peer medians and benchmark for the 2014 second-quarter, year-to-date and 1-, 3- and 5-year periods. Representatives of Alger Management discussed with the Trustees the recent performance of each Portfolio and the measures that the firm had instituted or was in the process of instituting to improve the performance of Portfolios that had consistently underperformed. On the basis of these discussions and their review, the Trustees determined that the performance of the Portfolios was acceptable.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates. The Trustees reviewed each Portfolio’s management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of relevantly similar funds. That information indicated that the advisory fees of the Small Cap and Growth & Income Portfolios were below the median for the applicable FUSE reference groups, while those of the Mid Cap, SMid Cap and Large Cap Portfolios were just above the applicable median. Only the fees of the Capital Appreciation and Balanced Portfolios significantly exceeded the applicable median. All of the expense ratios except those of the Small Cap Portfolio exceeded their peer medians; the Trustees noted, however, that the highest expense ratios were for Portfolio classes with low asset levels that suffered thereby in comparison with their peers. The Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided. The Trustees also considered fees paid to Alger Management by four other types of clients, specifically mutual funds for which Alger Management was sub-adviser, separately managed institutional accounts, “wrap programs,” and collective investment trusts. The Trustees determined that in all four cases the fees were of doubtful relevance for purposes of comparison with those of the Portfolios because of the differences in services provided by Alger Management to those types of clients as opposed to the Portfolios, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. The Trustees then considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on each Portfolio’s profitability to Alger Management and its affiliates for the year ended June 30, 2014. After discussing with representatives of the Adviser and FUSE the expense-allocation practices used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded in each case that, to the extent that Alger Management’s and its affiliates’ relationships with the Portfolio had been profitable, the profit margin was not unacceptable.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Portfolios and their operations is such that Alger Management is likely to realize economies of scale in the management of each Portfolio at some point as (and if) it grows in size. In that connection, they noted that the advisory fee schedules in the Agreement include fee reductions for each Portfolio at specified Portfolio asset levels (“breakpoints”); these have the effect of lowering the Portfolio’s overall management fee as the Portfolio grows past a breakpoint, thus sharing with the Portfolio’s shareholders economies of scale achieved by Alger Management in managing the growing Portfolio.

Other Benefits to Alger Management. The Trustees considered whether Alger Management benefits in other ways from its relationship with the Fund. They noted that Alger Management maintains soft-dollar arrangements in connection with the equity Portfolios’ brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions by Portfolio for the twelve months through June 30, 2014, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Management receives fees from the Portfolios under the Fund Administration Agreement and the Shareholder Administrative Services Agreement, as well as an accounting agency fee, and that Alger Inc. provides a considerable portion of the Portfolios’ equity brokerage and receives shareholder servicing fees from the Portfolios as well. The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Fund. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations in respect of each Portfolio:

•           The Board concluded that the nature, extent and quality of the services provided to the Portfolio by Alger Management are adequate and appropriate.

•           The Board determined that the Portfolio’s performance was acceptable.

•             The Board concluded that the advisory fee paid to Alger Management by the Fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Portfolio. In the case of the SMid Cap Portfolio, the Trustees also noted that Alger Management had voluntarily undertaken to cap the Portfolio’s expenses through expense reimbursements and fee waivers, thus in effect lowering the fees it actually received from that Portfolio.

•           The Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Portfolio and determined that the fee breakpoints in the Agreement provided a means by which Alger Management would share the benefits of such economies with Portfolio shareholders.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Portfolio that renewal of the Investment Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• Account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you — for all credit card accounts	No	We don’t share
For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share
For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are
Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

What we do
How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger Collect my personal information?

We collect your personal information, for example, when you:

• Open an account or perform transactions

• Seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your credit worthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter. The Funds’ Forms N-Q are available online on the SEC’s website at www. sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www. alger.com and through other marketing communications (including printed advertising/ sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer, President or Secretary.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds. Such information will include, but not be limited to, relative weightings and characteristics of a Fund portfolios versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER PORTFOLIOS

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Portfolios. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

APAR

ITEM 2.  CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)           The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

December 31, 2014	$188,500
December 31, 2013	$180,950

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

December 31, 2014	$33,850
December 31, 2013	$32,800

d) All Other Fees:

December 31, 2014	$9,760
December 31, 2013	$9,370

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

December 31, 2014	$201,965, €67,800
December 31, 2013	$190,902, €69,272, and £26,800

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios

By:	/s/Hal Liebes
Hal Liebes
President

Date: February 13, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes
Hal Liebes
President

Date: February 13, 2015

By:	/s/Michael D. Martins
Michael D. Martins
Treasurer

Date: February 13, 2015